BOND FINANCING AGREEMENT


                               Dated May 27, 2003

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

                                       and

                         IMMUNOMEDICS, INC., as Borrower

                                       and

                          FLEET NATIONAL BANK, as Agent

                                       and

                        FLEET NATIONAL BANK, as Purchaser


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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I....................................................................3

DEFINITIONS..................................................................3

     1.1.  Definitions.......................................................3

ARTICLE II..................................................................10

REPRESENTATIONS AND WARRANTIES..............................................10

     2.1.  Representations and Warranties of the Borrower...................10

     2.2.  Representations of the Authority.................................14

     2.3.  Representations and Warranties of the Agent......................16

     2.4.  Representations and Warranties of the Purchaser..................16

ARTICLE III.................................................................18

AUTHORIZATION OF THE BOND; DETAILS OF THE BOND..............................18

     3.1.  Purpose of the Bond, Grant of Authority..........................18

     3.2.  Authorization of the Bonds.......................................18

     3.3.  Provisions of the Bond...........................................18

     3.4.  Redemption Provisions............................................19

     3.5.  Medium of Payment................................................20

     3.6.  Execution........................................................20

     3.7.  Registration, Transfer and Exchange of Bond......................20

     3.8.  Execution of Indenture...........................................21

     3.9.  Mutilated, Destroyed, Lost or Stolen Bond........................22

     3.10. Conditions Precedent to Delivery of the Bond.....................22

     3.11. Temporary Bond...................................................25

     3.12. Cancellation of Surrendered Bond.................................25

ARTICLE IV..................................................................26

THE LOAN; REPAYMENT OF LOAN; TERMS..........................................26

     4.1.  Loan of Bond Proceeds............................................26

     4.2.  Repayment of Loan................................................26


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     4.3.  Prepayment of Loans..............................................32

     4.4.  Borrower's Obligation............................................33

     4.5.  Term.............................................................33

     4.6.  Benefit of Holder................................................33

     4.7.  Payment on Termination of Agreement..............................34

     4.8.  Administration Fees and Expenses.................................34

     4.9.  Continuing Enforcement of Agreement..............................34

     4.10. Purchaser's Fees and Expenses....................................35

     4.11. Replacement of Note or Other Documents...........................35

     4.12. Interest Limitation..............................................35

     4.13. Sale of Loan.....................................................36

     4.14. Right to Sell Portion of Loans to Prospective Participant........36

     4.15. Use of Proceeds (Regulation U)...................................37

     4.16. Set-Off..........................................................37

ARTICLE V...................................................................38

ESTABLISHMENT  OF FUNDS AND ACCOUNTS;  APPLICATION OF BOND PROCEEDS AND

      OTHER MONEYS..........................................................38

     5.1.  Establishment of Funds and Accounts..............................38

     5.2.  Application of Proceeds of Bond; Disbursements...................38

     5.3.  Application of Moneys in Project Fund; Disbursements.............38

     5.4.  Application of Amounts in the Debt Service Fund..................39

     5.5.  Rebate Fund......................................................39

     5.6.  Non-Presentment of Bond..........................................41

     5.7.  Additional Payments Under the Agreement..........................41

ARTICLE VI..................................................................42

EVENTS OF DEFAULT...........................................................42

     6.1.  Events of Default................................................42

     6.2.  Acceleration  and  Annulment  Thereof;  Notice  to  Holder;
           Remedies.........................................................43

     6.3.  Additional Remedies..............................................45

     6.4.  Rights Cumulative................................................45


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     6.5.  Termination of Proceedings.......................................46

     6.6.  Notice of Default................................................46

     6.7.  Waiver of Event of Default.......................................46

ARTICLE VII.................................................................47

INSURANCE AND CONDEMNATION..................................................47

     7.1.  Insurance Coverage and Terms.....................................47

     7.2.  Damage,   Destruction  and  Condemnation;   Application  of
           Insurance Proceeds and Condemnation Awards.......................47

     7.3.  Eminent Domain...................................................49

ARTICLE VIII................................................................50

OTHER COVENANTS OF THE BORROWER.............................................50

     8.1.  Further Assurances; Financing Statements.........................50

     8.2.  Assignment of Agreement; No Defense or Set-Off...................50

     8.3.  Covenant Against Adverse Acts....................................50

     8.4.  Covenant Against Encumbrances....................................50

     8.5.  Payment of Agent's Compensation and Expenses.....................51

     8.6.  Indemnification of the Authority with respect to Disclosure......51

     8.7.  Indemnification of the Authority with respect to the Project and Other Matters................................................51

     8.8.  Covenants of Borrower  with Respect to Exemption of Interest from Federal Income Taxation.....................................53

     8.9.  Rebate Covenant..................................................53

     8.10. Corrective Instruments...........................................55

     8.11. Taxes and Liens..................................................55

     8.12. Compliance with Department of Environmental Protection...........56

     8.13. Pledged Funds....................................................56

     8.14. Financial Statements.............................................56

     8.15. Further Covenants................................................57

     8.16. Payment Upon an Event of Taxability..............................57

     8.17. Filing of Other Documents........................................57

ARTICLE IX..................................................................58

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CONCERNING THE AGENT........................................................58

     9.1.  Agent; Appointment and Acceptance of Duties......................58

     9.2.  Agent Entitled to Indemnity......................................58

     9.3.  Responsibilities of Agent........................................58

     9.4.  Agent May Enforce Authority's Rights Under the Agreement.........59

     9.5.  Evidence on which the Authority and the Agent May Act............59

     9.6.  Compensation.....................................................59

     9.7.  Permitted Acts...................................................60

     9.8.  Resignation of Agent.............................................60

     9.9.  Removal of Agent.................................................60

     9.10. Successor Agent..................................................61

     9.11. Transfer of Rights and Property to Successor Agent...............61

     9.12. Merger, Conversion or Consolidation of Agent.....................62

     9.13. Filing  of  Certain   Continuation   Statements  and  Other
           Documents........................................................62

     9.14. Action When Bond No Longer Outstanding...........................62

ARTICLE X...................................................................63

INVESTMENTS.................................................................63

     10.1. Investment of Funds..............................................63

     10.2. Valuation and Sale of Investments................................63

ARTICLE XI..................................................................64

MISCELLANEOUS...............................................................64

     11.1. Defeasance.......................................................64

     11.2. Evidence of Signatures of Holder and Ownership of Bonds..........65

     11.3. Preservation and Inspection of Documents.........................65

     11.4. Severability of Invalid Provisions...............................65

     11.5. Notices. 66

     11.6. Costs and Expenses...............................................66

     11.7. Immunity and Indemnification of the Authority....................67

     11.8. Authority Not Responsible for Insurance, Taxes, Execution of Agreement, or Application of Moneys Applied in Accordance
           with Agreement...................................................67

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     11.9. Pledge to the Federal Reserve....................................67

     11.10. Integration Clause..............................................68

     11.11. Amendments......................................................68

     11.12. New Jersey Law Governs..........................................68

     11.13. Waiver of Jury Trial............................................68

     11.14. Section Headings................................................68

     11.15. Execution in Counterparts.......................................69

Exhibit A [Assignment]
Exhibit B [Requisition]
Exhibit C [Form of Bond]
Exhibit D [Form of Note]

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      BOND FINANCING AGREEMENT (as the same may be amended or supplemented from time to time as permitted herein, the "Agreement") dated May 27, 2003 by and among the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic and constituting an instrumentality of the State of New Jersey (the "State"), having its principal office at 36 West State Street, P.O. Box 990, Trenton, New Jersey 08625, IMMUNOMEDICS, INC. (the "Borrower"), a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, having its principal office at 300 American Road, Morris Plains, New Jersey, FLEET NATIONAL BANK, a national banking association having an office at 208 Harristown Road, Glen Rock, New Jersey 07458, as agent (together with its successors, the "Agent") and FLEET NATIONAL BANK, as purchaser (the "Purchaser");

      WHEREBY, in consideration of ONE DOLLAR ($1.00) lawful money of the United States, paid by the parties to each other, receipt whereof is hereby acknowledged and other good and valuable consideration,

      IT IS HEREBY RECITED THAT:

      The New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey, approved on August 7, 1974, as amended and supplemented (and as may be further amended and supplemented, the "Act"), declares it to be in the public interest and to be the policy of the State of New Jersey (the "State") to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises by making available financial assistance to qualified businesses to locate, remain or expand within the State;

      To accomplish the purposes of the Act, the Authority is empowered (i) to issue bonds and (ii) to extend credit to such employment promoting enterprises in the name of the Authority, on such terms and conditions and in such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable;

      By application dated August 23, 2001, as amended (the "Application"), the Borrower applied to the Authority for financial assistance, to be used by the Borrower to finance (i) the renovation of the Borrower's existing manufacturing facility to expand its current production capability of cancer therapeutic products; (ii) the acquisition of equipment and machinery needed for the expansion of the Borrower's production capability (items (i) and (ii) being the "Project"); and (iii) payment of certain costs incurred in connection with the issuance of the Bond (as hereinafter defined).

      To provide funds for the costs of the Project, the Authority has determined to issue its Economic Development Bond (Immunomedics, Inc. Project) Series 2003 A in the principal

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amount of $1,000,000 (the "Series 2003 A Bond"), and its Economic Development
Bonds (Immunomedics, Inc. Project) Series 2003 B (Federally Taxable) in the principal amount of $5,376,000 (the "Series 2003 B Bond", and together with the Series 2003 A Bond, the "Bonds"), to sell the Bonds to the Purchaser (the "Sale"), and to loan the proceeds of the Bonds to the Borrower (the "Loan"), all pursuant to this Agreement;

      The Loan shall be evidenced by (i) promissory note for the Series 2003 A Bond (the "Series 2003 A Note"), and (ii) a promissory note for the Series 2003B Bond (the "Series 2003 B Note", and together with the Series 2003 A Note, the "Notes") each of which executed by the Borrower (the "Note") and shall be secured by a Pledge Agreement (as hereinafter defined).

      The payment of principal, Redemption Price, if any, of and interest on the Bonds, as well as any other amounts payable by the Authority under this Agreement, shall be secured by the assignment by the Authority to the Agent, subject to the Authority's Reserved Rights (as hereinafter defined), of all of the Authority's right, title and interest in and to the Loan Documents (as hereinafter defined) and the Revenues by an assignment executed simultaneously herewith in the form of Exhibit A attached hereto and made part hereof (as the same may be amended or supplemented, from time to time, as herein and therein permitted, the "Assignment"); and

      It is understood and agreed that the source of payment by the Authority for the principal, and Redemption Price, if any, of and interest on the Bonds, as well as any other amounts called for under this Agreement and the other Loan Documents, shall be limited exclusively to the revenues or other moneys derived pursuant to this Agreement and the other Loan Documents (as hereinafter defined); and

      The execution and delivery of this Agreement has been duly authorized by the Authority, and all conditions, acts and things necessary and required by the Constitution or statutes of the State or otherwise to exist, to have happened, or to have been performed precedent to or in connection with the execution and delivery of this Agreement to exist, have happened and have been performed;

      IT IS HEREBY AGREED THAT:

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                                    ARTICLE I

                                   DEFINITIONS

1.1.        Definitions.


            As used herein and in any agreement supplemental hereto (except as otherwise expressly provided or if the context clearly otherwise requires):

            (a) the following terms shall have the meanings hereinabove assigned to them:

                              Act
                              Agent
                              Agreement
                              Application
                              Assignment
                              Authority
                              Bonds
                              Borrower
                              Loan
                              Series 2003 A Note
                              Series 2003 B Note
                              Notes
                              Project
                              Purchaser
                              Sale
                              Series 2003 A Bond
                              Series 2003 B Bond
                              State

            (b) the following terms shall have the meanings specified below:

            "Account" or "Accounts" means any account established pursuant to this Agreement.

            "Authority Documents" means this Agreement, the Bonds, the Assignment and any document executed by the Authority in connection therewith or the Financing, as they may be revised, supplemented or amended.

            "Authority's Fee" means the fee payable to the Authority for its services in connection with the issuance of the Bonds.

            "Authorized Officer" means (i) in the case of the Authority, the Chairman, the Vice Chairman, the Executive Director, Managing Director of Investment Banking, and any


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other Person authorized in writing by the Authority to act on its behalf; and
(ii) in the case of the Borrower, any Person duly authorized in writing by the Borrower to act on its behalf.

            "Bankruptcy Code" means the federal Bankruptcy Code, 11 U.S.C. ss.101 et seq., as amended and supplemented from time to time.

            "Bond Counsel" means a firm of attorneys of nationally recognized standing on the subject of municipal bonds.

            "Bond Year" means the twelve-month period beginning on June 1 in any calendar year and ending on May 31 of the next succeeding calendar year.

            "Business Day" or "business day" means, in each case, any day other than a Saturday, Sunday or a day on which banking institutions in the State of New Jersey are authorized or required by law to close.

            "Cancellation Date" has the meaning given in Section 6.2(d) hereof.

            "Closing" means the date of issuance of the Bond.

            "Code" means the Internal Revenue Code of 1986, as amended and supplemented, and the regulations promulgated thereunder from time to time in effect.

            "Collateral" means the property owned by the Borrower and pledged as collateral for the Loan, as further described in the Pledge Agreement.

            "Debt Service Fund" means the Fund created by Section 5.1 hereof.

            "Debt Service Payment Date" means each date on which principal of or interest on the Bond is due and payable (whether the maturity date or the date of redemption or acceleration), as described in the Bond.

            "Debt Service Requirements" means for any Bond Year the scheduled amount required to be paid to the Holder during such period in respect of the principal and the interest due on such Bonds during such period. For purposes of determining Debt Service Requirements, there shall not be taken into account any amounts with respect to any portion of the Bonds that is no longer Outstanding as of the beginning of such Bond Year.

            "Default Rate" shall mean the interest rate per annum, determined on a daily basis and payable on demand, that is equal to five percent (5%) in excess of the Prime Rate, provided, however, that the Default Rate shall in no event be more than the highest rate permitted by the applicable usury law in respect of the Borrower.

            "Determination of Taxability" means, with respect to the Series 2003 A Bond, the first to occur of the following events: (i) the date on which the Borrower determines that an Event of Taxability has occurred by filing with the Agent a statement to that effect supported by one or more tax schedules, returns or documents that disclose that such an Event of Taxability has occurred; (ii) the date on which the Borrower or the Agent is advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filings of the Borrower or any other Person, or upon any


                                       4
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review or audit of the Borrower or any other Person, or upon any other grounds whatsoever, an Event of Taxability has occurred; (iii) the date on which the Agent or the Borrower is advised that a court of competent jurisdiction has issued an order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred; or (iv) the date the Agent shall have received written notice from any Holder of the Series 2003 A Bond that such Holder has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred.

            "Event of Cancellation" means the Event of Cancellation described in
Section 6.2(d) hereof.

            "Event of Default" means any event of default under this Agreement, as defined in Article VI hereof.

            "Event of Taxability" means, with respect to the Series 2003 A Bond, the change of any law, the occurrence of any event or the existence of any circumstances (including, without limitation, the fact that any representation, warranty or certification of the Borrower contained in this Agreement is untrue or the breach by the Borrower of any covenants of the Borrower set forth in this Agreement which has the effect of causing the interest payable on the Series 2003 A Bond to become includable in the gross income of any Holder thereof under
Section 61 of the Code for federal income tax purposes (other than (i) interest received by a Holder who is a "substantial user" or a "related person" as such terms are used in Section 144(a)(3) of the Code), and (ii) interest that is an item of tax preference includable in a Holder's alternative minimum taxable income). The date of an Event of Taxability shall be the effective date as of which such interest becomes subject to taxation.

            "Federal Bankruptcy Code" means the Bankruptcy Reform Act of 1986, constituting Title 11 of the United States Code, as amended and supplemented, and any successor law.

            "Financing" means the making of the Loan and the Sale hereunder.

            "Financing Documents" means, collectively, the Authority Documents and the Loan Documents.

            "Fiscal Year" means the twelve month period designated by the Borrower for financial reporting purposes, which initially is the calendar year.

            "Fund" or "Funds" means any fund or funds established pursuant to this Agreement.

            "Government Obligations" means non-callable (a) general and direct obligations of the United States of America for the full and timely payment of which the full faith and credit of the United States of America is pledged, or
(b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium (if any) and interest on which are fully guaranteed as full faith and credit obligations by the United States of America.


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

            "Holder" means the Purchaser, or each other Person to whom a Bond is transferred in accordance with this Agreement.

            "Indemnified Parties" means the Authority, the Agent, each Holder, any Person who "controls" the Authority, the Agent or the Holder within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, any member, officer, director, official, employee, agent and attorney of the Authority, the State, the Agent or any Holder and their respective executors, administrators, heirs, successors and assigns.

            "Independent" means a Person who is neither an officer, employee or member of the board of trustees of the Borrower, a member, officer or employee of the Authority, or a partnership, corporation or association having a partner, director, officer, member or substantial stockholder who is an officer, employee or member of the board of the Borrower, or a member, officer or employee of the Authority; provided, however, that the fact that such Person is retained regularly by or transacts business with the Authority or the Borrower shall not make such Person an employee within the meaning of this definition.

            "Initial Rebate Computation Date" means the first date on which the Rebatable Arbitrage is computed for the Series 2003 A Bond under Treasury Regulation Section 1.148-3.

            "Investment Obligations" means (i) Government Obligations; (ii) obligations issued or guaranteed by any instrumentality or agency of the United States of America, whether now existing or hereafter organized; (iii) obligations issued or guaranteed by any state of the United States or the District of Columbia; provided that at the time of their purchase such obligations are rated in either of the two highest rating categories by a nationally recognized rating agency; (iv) repurchase agreements or money market funds fully secured by obligations of the kind specified in clauses (i), (ii), or (iii) above, including repurchase agreements with the Agent and money market funds controlled by the Agent; (v) commercial paper or finance company paper that is rated not less than P-1 or A-1 or their equivalents by Moody's or Standard & Poor's, or their successors; (vi) time deposits (which may be represented by certificates of deposit) and interest-bearing demand deposits in any bank, trust company, or financial institution (including the Agent) which is a member of the Federal Deposit Insurance Corporation ("FDIC"), provided that such time or demand deposits, to the extent not fully and continuously insured by the FDIC, are fully secured by obligations of the type referred to in clauses
(i), (ii) or (iii) above, which shall have a market value as determined and certified by the Agent or a Person satisfactory to the Agent (exclusive of accrued interest) at all times at least equal to the principal amount plus accrued interest of such deposits so secured and be lodged with the Agent, as custodian, by the bank, trust company or financial institution issuing such certificate of deposit, except such deposits need not be so secured if the long term debt of the bank, trust company or financial institution, or that of its parent corporation, is rated in either of the two highest rating categories of a nationally recognized rating agency; (vii) units of participation in the New Jersey Cash Management Fund, or any similar common trust fund that is established pursuant to State law as a legal depository of public money and for which the Treasury of the United States is custodian; and (viii) shares of an Investment Company, organized under the Investment

Company Act of 1940, as amended, including an Investment Company for which the Agent is investment advisor, which invests its assets substantially in obligations of the type described in clauses (i), (ii) or (iii) above.

            "LIBOR Rate" means the rate per annum as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of one (1), two
(2), three (3) or six (6) months (each, an "Interest Period") which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two London Business Days prior to the end of the Interest Period (or the next Business Day, if such date is not a Business Day); provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two
(2) London Business Days prior to the beginning of such Interest Period. If neither the Telerate System nor the Reuters Page is available, the LIBOR Rate may be determined in accordance with Section 4.2(c) hereof.

            "Loan Documents" means this Agreement, the Note, the Pledge Agreement and any other document now or hereafter executed by the Borrower in connection therewith with the Financing, as they may be revised, supplemented or amended.

            "Loan Value" shall have the meaning assigned to such term in the Pledge Agreement.

            "Outstanding" or "Bond Outstanding" means any Bond that has been issued pursuant to this Agreement, except:

            (a) a Bond canceled because of payment at, or redemption prior to, maturity;

            (b) a Bond for the payment or redemption of which moneys or securities shall have been theretofore deposited with the Agent (whether upon or prior to the maturity or redemption date of such Bond) in the manner provided in Section 11.1 hereof; provided that if the Bond is to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Agent shall have been made therefor, or waiver of such notice satisfactory in form to the Agent shall have been filed with the Agent; and

            (c) a Bond in exchange for or in lieu of which another Bond has been delivered under Section 3.7 or 3.9 hereof.

            For the purpose of any approval, consent, decision, request or direction required or permitted hereunder to be made by the Holder, no Bond shall be deemed to be Outstanding for the period of time during which it is held by the Authority, the Borrower, any corporation fifty (50%) percent or more of the outstanding voting stock of which is owned by the Borrower, or any Person who is with respect to a major portion of the Project, a lessee thereof or an assignee of the rights of the Borrower under this Agreement.

            "Person" or "Persons" means any individual, limited liability company, corporation, partnership, joint venture, trust or incorporated organization, or a governmental agency or any political subdivision thereof.

            "Pledge Agreement" means that certain Pledge Agreement by and between the Authority and the Borrower, dated of even date herewith, pursuant to which the Borrower shall grant to the Authority a first lien security interest in the Collateral.

            "Prepayment" shall have the meaning given in Section 4.3 hereof.

            "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Purchaser as its prime rate.

            "Project Fund" means the Fund so designated and established pursuant to Section 5.1 of this Agreement.

            "Project Costs" means the costs incurred by the Borrower in connection with the Project.

            "Purchaser's Tax Cost of Funds" means the minimum allowable interest rate that will not cause the Purchaser to be charged any imputed interest expense in connection with the Purchaser's purchase of tax-exempt assets, as determined by the Internal Revenue Service.

            "Qualified Costs of the Project" shall mean, with respect to costs financed with proceeds of the Series 2003 A Bond, (i) those costs which (a) are incurred after the date on which the preliminary resolution was adopted by the Authority for the acquisition, construction or improvement of either land or property subject to the allowance for depreciation provided by Section 167 of the Code within the meaning of Treas. Reg. 1.103-10(b)(1)(ii) and (b) may, by a proper election under the Code (or may, but for a proper election under the Code to deduct such item), be capitalized for federal income tax purposes on the books of the Borrower, and (ii) costs of issuance of the Series 2003 A Bond, attorneys' fees, printing costs, Authority's fees, letter of credit fees, agents' fees and other similar expenses; provided, that, any expenditure of Series 2003 A Bond proceeds that, when added to all previous expenditures of Series 2003 A Bond proceeds for the payment of costs in (ii) above, would cause the total amount of such costs to exceed 2% of the issue price of the Series 2003 A Bond (within the meaning of Treasury Regulation Section 1.148-1(b) (not including pre-issuance accrued interest on the Series 2003 A Bond), shall not be considered a Qualified Cost of the Project for purposes of this definition.

            "Rebatable Arbitrage" means the amount of rebate required to be paid as calculated in accordance with Treasury Regulation Section 1.148-3.

            "Rebate Computation Date" means each date on which the Rebatable Arbitrage is computed for the Bond under Treasury Regulation Section 1.148-3.

            "Rebate Fund" means the Fund so designated and established pursuant to Section 5.1 of this Agreement.


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

            "Rebate Year" means with respect to the first Rebate Year, the period beginning on the date of issuance of the Series 2003 A Bond (the date of initial delivery of the Series 2002 Bond in exchange for the issue price from the Purchaser) and ending one (1) year later. Each subsequent Rebate Year shall be a twelve (12) month period that begins on the date after the expiration of the preceding Rebate Year.

            "Redemption Price" means, when used with respect to a Bond, the principal amount of such Bond plus the applicable premium, if any, payable upon redemption thereof pursuant to this Agreement.

            "Requisition" means the requisition to be executed by the Borrower in the form attached hereto as Exhibit B.

            "Reserve Percentage" shall mean the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.

            "Reserved Rights" means the rights of the Authority to receive payments and notices under this Agreement, to consent to any amendments, modifications or supplements to this Agreement or any other Loan Document, to enforce pursuant to Article VI hereof the Defaults and Remedies herein and the provisions and covenants in this Agreement under the following Sections hereof:
2.1(b)(1) (Important Inducement), 2.1(b)(2) (No Untrue Statements), 2.1(b)(3) (Project Users), 2.1(b)(4) (Maintain Existence; Merge, Sell, Transfer), 2.1(b)(5) (Relocate Project), 2.1(b)(6) (Operate Project), 2.1(b)(7) (Annual Certification), 2.1(b)(8) (Preservation of Project), 2.1(b)(9) (Access to the Project and Inspection), 2.1(b)(10) (Additional Information), 6.1 (Events of Default), 6.2 (Remedies), 6.3 (Additional Remedies), 7.1 (Insurance Coverage and Terms), 8.6 (Indemnification of the Authority - Disclosure), 8.7 (Indemnification of the Authority - Project), 8.8 (Borrower's Covenants re Exemption of Interest from Federal Income Taxation), 8.9 (Rebate Covenant), 8.14 (Financial Statements), 8.17 (Filing of Other Documents) and 11.6 (Costs and Expenses). These Reserved Rights have been assigned to the Agent but are also held and retained by the Authority concurrently with the Agent (except those rights set forth in Section 6.2 relating to Events of Cancellation herein, which are retained exclusively by the Authority), and may be exercised and enforced whether or not the Agent shall have exercised or shall have purported to exercise such rights and remedies, without limiting the obligation of the Agent to do so.

            "Revenues" means amounts received by the Authority from the Borrower pursuant to Article IV of this Agreement.

            "Tax Certificate" means a certificate executed at Closing relating to the use of the proceeds of the Series 2003 A Bond and other matters relating to compliance with the Code.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES


            2.1. Representations and Warranties of the Borrower.

            The Borrower represents, warrants and covenants that on the date hereof and, unless otherwise specified, at all times thereafter until the Bonds are no longer Outstanding:

                  (a) General Representations and Warranties.

                      (1) Organization, Powers, Etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, has the power and authority to own its properties and assets and to carry on its business as now being conducted (and as now contemplated) and has the power to borrow hereunder and to execute and deliver and to perform all of its obligations hereunder.

                      (2) Execution of this Agreement. The Borrower's execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action and does not and will not violate any provision of law, rule, or regulation, any order of any court or other agency or government, or any provision of its organizational documents or any provision of any indenture, agreement or other instrument to which it is a party or by which it or its property is bound, or result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created or contemplated hereby and do not and will not require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental department, commission, board, bureau or instrumentality, other than consents or approvals already obtained in the ordinary course of business.

                      (3) Obligations of the Borrower. This Agreement is a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting the enforcement of creditors' rights generally and except to the extent that the enforceability thereof may be limited by the application of general principles of equity.

                      (4) Use of Project. The use of the Project is materially in compliance with all zoning, water, air pollution or other environmental quality standards or other ordinances, orders, laws or regulations applicable thereto. The Borrower has caused the Project to be designed materially in compliance with all federal, State and local laws or ordinances (including rules and regulations) relating to zoning, building, safety and environmental quality.

                      (5) Payment of Taxes. The Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed or has obtained appropriate extensions therefore, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by them, to the extent that such taxes have become due and payable.

                      (6) No Action Affecting Exemption. The Borrower has not taken and will not take any action and knows of no action that any Person has taken or intends to take that would cause interest on the Series 2003 A Bond to be includable in the gross income of the Holder for federal income tax purposes.

                      (7) No Defaults. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which it is bound, to the extent such default would result in a materially adverse impact on the financial position or condition of the Borrower.

                      (8) Financial Statements. All financial statements now furnished to the Authority by the Borrower are true, accurate and correct in all material respects as of the date thereof and have or, with respect to the financial statements hereafter furnished to the Authority, will have been prepared in accordance with generally accepted accounting principles, consistently applied. Such financial statements do, or will, fairly present the Borrower's financial condition, as of the date of such statements, and the results of its respective operations for the fiscal period then ended and there has been no materially adverse change, financial or otherwise, in its condition since the date of the last financial statement furnished to the Authority.

                      (9) Required Documents. The Borrower shall deliver, or cause to be delivered, the opinions of counsel, the certificates of certain officers of the Borrower and all other instruments and documents required by this Agreement.

                      (10) No Litigation. There is no action, suit, proceeding or investigation at law or in equity before or by any court, arbitration board or tribunal, public board or body pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower, or, to the best knowledge of the Borrower, any basis therefor, wherein an unfavorable decision, ruling or finding would (i) materially adversely affect the transactions contemplated by this Agreement, or any other agreement or instrument to which the Borrower is a party, which is used or contemplated for use in the consummation of the transactions contemplated by this Agreement, or (ii) adversely affect the exemption of interest on the Bond from federal income taxation or the exemption of the interest on the Bond or the gain on the sale thereof from taxation under the New Jersey Gross Income Tax Act (P.L. 1976, c.47) as amended.

                      (11) Environmental Compliance. Except as set forth on
Schedule I hereto, the Borrower does not and will not, and will not permit any tenant of the Project facility to, store, treat, process, generate, collect, transport nor in any other manner produce or handle any material designated as a hazardous substance or hazardous waste under any applicable state or federal environmental statute except for (i) heating oil which is stored in underground tanks and (ii) asbestos which may exist on underground pipes and which may be present in other areas of its properties; provided, however, that no asbestos-containing materials existing on its properties are friable or unsound, damaged or otherwise in deteriorated condition or present a risk of becoming airborne or otherwise adversely affect human health or the environment. All exceptions set forth in clauses (i) and (ii) immediately above are stored, treated, processed, generated, collected, transported, produced and handled in compliance with all applicable state and federal environmental statutes and regulations. The Borrower has obtained and will keep, and will require each and every tenant of the Project facility to obtain and keep current all environmental permits required by law, including but not limited to such permits as are required pursuant to the Water Pollution Control Act N.J.S.A. 58:10A-1 et seq., and the Solid Waste Management Act, N.J.S.A. 13:E-1 et seq. All environmental permits which the Borrower is currently required to maintain are identified on Schedule II hereto. The Borrower is not presently or in the past engaged in any activity prohibited by the Water Pollution Control Act, N.J.S.A. 58:10A-1 et seq., the Solid Waste Management Act, N.J.S.A. 13:1E-1 et seq., the Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. and N.J.S.A. 23:5-28, or any other state or federal environmental statute or regulation. The Borrower will not take, and will not permit any tenant of the Project facility to take, any action or engage in any activity, or fail to take any action or engage in any activity in violation of any state or federal environmental statute or regulation. There are no proceedings pending, or to the best knowledge of the Borrower, threatened against the Borrower before any governmental authority, court or other tribunal alleging or involving violation of any state or federal environmental statute or regulation. The Project facility is not subject to the provisions of the New Jersey Environmental Cleanup Responsibility Act, as amended and now known as the Industrial Site Recovery Act.

                      (12) General Obligation. This Agreement and the obligations created hereunder are general obligations of the Borrower to which its full faith and credit are pledged. The Borrower shall cooperate with the Agent in connection with the execution, recording and filing, as the case may be, of the Pledge Agreement, all financing statements, continuation statements and other documents as may be necessary from time to time to perfect or continue the perfection of the security interest granted hereunder.

                      (13) Sign. The Borrower shall erect at the Project site the sign, if any, provided by the Authority pursuant to the Authority's requirements.

            (b) Public Purpose Covenants.

                      (1) Important Inducement. The availability of the financial assistance by the Authority as provided for herein has been an important inducement to the Borrower to undertake the Project and to locate the Project in the State.

                      (2) No Untrue Statements. The Borrower covenants that the representations, statements and warranties of the Borrower set forth in the Application, this Agreement, or any other Loan Document (1) are true, correct and complete, (2) do not contain any untrue statement of a material fact, and
(3) do not omit to state a material fact necessary to make the statements contained herein or therein not misleading or incomplete. The Borrower understands that all such statements, representations and warranties have been relied upon as an inducement by the Authority to issue the Bond.

                      (3) Project Users. Prior to leasing, subleasing or consenting to the subleasing or assignment of any lease of all or any part of the Project, during the period commencing on the date hereof and terminating three years after the Borrower has completed the acquisition, renovation and construction of all or substantially all of the Project, and (ii) upon the request of the Authority from time to time thereafter, the Borrower shall cause a Project Occupant Information Form to be submitted to the Authority by every prospective lessee, sublessee or lease assignee of the Project. The Borrower shall not permit any such leasing, subleasing or assigning of leases that would impair the excludability of interest paid on the Bond from the gross income of the Holder thereof for purposes of federal income taxation, or that would impair the ability of the Borrower to operate the Project or cause the Project not to be operated as an authorized project under the Act.

                      (4) Maintain Existence; Merge, Sell, Transfer. The Borrower shall maintain its existence as a legal entity and shall not sell, assign, transfer or otherwise dispose of the Project or substantially all of its assets without the consent of the Authority; provided however that the Borrower may merge with or into or consolidate with another entity, and the Project or this Agreement may be transferred pursuant to such merger or consolidation without violating this section provided (1) the Borrower causes the proposed surviving, resulting or transferee company to furnish the Authority with a Change of Ownership Information Form; (2) the net worth of the surviving, resulting or transferee company following the merger, consolidation or transfer is equal to or greater than the net worth of the Borrower immediately preceding the merger, consolidation or transfer; (3) any litigation or investigations in which the surviving, resulting or transferee company or its principals, officers and directors are involved, and any court, administrative or other orders to which the surviving, resulting or transferee company or its officers and directors are subject, relate to matters arising in the ordinary course of business; (4) the merger, consolidation or transfer shall not impair the excludability of interest paid on the Series 2003 A Bond from the gross income of the Purchaser thereof for purposes of federal income taxation or cause a reissuance pursuant to an opinion of Bond Counsel; (5) the surviving, resulting or transferee company assumes in writing the obligations of the Borrower under this Agreement and the Note, and (6) after the merger, consolidation or transfer, the Project shall be operated as an authorized project under the Act.

                      (5) Relocate Project. The Borrower shall not relocate the Project or any part thereof out of the State. The Borrower shall not relocate the Project within the State without the prior written consent of an Authorized Officer of the Authority and an opinion of Bond Counsel that the relocation will not affect the tax-exempt status of the Series 2003 A Bond.

                      (6) Operate Project. The Borrower shall operate or cause the Project to be operated as an authorized project for a purpose and use as provided for under the Act until the expiration or earlier termination of this Agreement.

                      (7) Annual Certification. On each anniversary hereof, the Borrower shall furnish to the Authority the following:

                        (A) a certification indicating whether or not the Borrower is aware of any condition, event or act which constitutes an Event of Default, or which would constitute an Event of Default with the giving of notice or passage of time, or both, under any of the Loan Documents;

                        (B) a written description of the present use of the Project and a description of any anticipated material change in the use of the Project or in the number of employees employed at the Project, and

                        (C) a report from every entity that leases or occupies space at the Project indicating the number of persons the entity employs at the Project.

                      (8) Preservation Of Project.

                      (A) The Borrower will at all times preserve and protect the Project in good repair, working order and safe condition, and from time to time will make, or will cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto including those required after a casualty loss. The Borrower shall pay all operating costs, utility charges and other costs and expenses arising out of ownership, possession, use or operation of the Project. The Authority shall have no obligation and makes no warranties respecting the condition or operation of the Project.

                      (B) The Borrower will not use as a basis for contesting any assessment or levy of any tax the financing under this Agreement or the issuance of the Bond by the Authority and, if any administrative body or court of competent jurisdiction shall hold for any reason that the Project facility or the Property is exempt from taxation by reason of the financing under this Agreement or the issuance of the Bonds by the Authority or other Authority action in respect thereto, the Borrower covenants to make payments in lieu of all such taxes in an amount equal to such taxes and, if applicable, interest and penalties.

                      (9) Access to the Project and Inspection. The Authority and its duly authorized agents shall have the right, at all reasonable times upon the furnishing of notice that is reasonable under the circumstances to the Borrower, to enter upon the Property and to examine and inspect the Project.

                      (10) Additional Information. Until payment of the Bonds shall have occurred, the Borrower shall promptly, from time to time, deliver to the Authority such information and materials relating to the Project and the Borrower as the Authority may reasonably request. An Authorized Officer of the Authority shall also be permitted, at all reasonable times, to examine the books and records of the Borrower with respect to the Project and the obligations of the Borrower hereunder, but such Authorized Officer shall not be entitled to access to trade secrets or other proprietary information (other than financial information of the Borrower.)

      2.2. Representations of the Authority.

            The Authority represents to and agrees with the Purchaser that as of date hereof and as of the date of the Closing:

            (a) Organization and Authority. The Authority is a public body corporate and politic, duly created and existing as a political subdivision of the State, with the power and authority set forth in the Act, including the power and authority to authorize the issuance of the Bond under the Act.

            (b) The Agreement. The Authority has the requisite authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Authority and, assuming the due authorization, execution and delivery by the other parties hereto, will constitute a valid and binding obligation of the Authority, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally.)

            (c) The Bonds. The Authority has the requisite authority to execute the Bonds and when delivered to and paid for by the Purchaser at the Closing in accordance with the provisions of this Agreement and the Resolution, the Bonds will have been duly authorized, executed and issued and will constitute valid and binding limited obligations of the Authority enforceable in accordance with their terms and entitled to the benefits and security of this Agreement (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally).

            (d) No Conflict. The adoption of the Resolution and the execution of this Agreement and the Bonds and compliance by the Authority with the provisions thereof and hereof, under the circumstances contemplated thereby and hereby, to the knowledge of the Authority, do not and will not in any material respect conflict with or constitute on the part of the Authority a breach of or default under any indenture, deed of trust, mortgage, agreement, or other instrument to which the Authority is a party, or conflict with, violate, or result in a breach of any existing law, public administrative rule or regulation, judgment, court order or consent decree to which the Authority is subject.

            (e) Due Adoption. The Resolution and the forms of this Agreement and the Bonds were adopted or approved at a duly convened meeting of the Authority, with respect to which all legally required notices were duly given, and at which meetings quorums were present and acting at the time of the adoption thereof.

            (f) Special Limited Obligation. The State of New Jersey is not obligated to pay, and neither the faith and credit nor taxing power of the State of New Jersey is pledged to the payment of the principal or redemption premium, if any, of or interest on the Bonds. The Bonds are special, limited obligations of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged under this Agreement and from any amounts otherwise available under this Agreement for the payment of the Bonds. The Bonds do not now and shall never constitute a charge against the general credit of the Authority. The Authority has no taxing power.

            (g) Authority as Conduit Issuer. Except with respect to defaults under certain obligations of the Authority in which it has acted only as a conduit issuer for the benefit of borrowers, the Authority, to the best of its knowledge, has never defaulted and is not now in default with respect to, any bonds, notes or other obligations which it has issued within the meaning of N.J.S.A. 49:3-50, as amended and as interpreted by the Bureau of Securities of the State.

            (h) No Representations as to Borrower. It is specifically understood and agreed that the Authority makes no representation as to the financial position or business condition of the Borrower and does not represent or warrant as to the correctness, completeness or accuracy of any of the statements, information (financial or otherwise), representations or certifications furnished or to be made and furnished by the Borrower in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated thereunder or in connection with the sale of the Bond.

      2.3. Representations and Warranties of the Agent.

      The Agent represents and warrants that:

            (a) Organization. The Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

            (b) Authorization; Agreements Valid and Binding. The execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate action of the Agent and, assuming due execution by the other parties hereto, this Agreement constitutes a valid and binding agreement of the Agent, enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally).

            (c) Power and Legal Capacity; Acceptance. The Agent has the power to execute this Agreement and to accept the duties and obligations of Agent hereunder, and by the execution of this Agreement, has validly accepted its appointment as Agent hereunder.

            (d) No Authorization Required. No further authorization of any federal or State banking regulatory agency having jurisdiction over the Agent is required with respect to the transactions contemplated on the part of the Agent by the Financing Documents.

            (e) No Consent Required. Neither the consummation of the transactions contemplated on the part of the Agent by the Financing Documents, nor compliance with the terms, conditions or provisions hereof, require consent under any agreements, indentures or other instruments to which the Agent is a party or by which it may be bound.

      2.4. Representations and Warranties of the Purchaser.

      The Purchaser hereby represents and warrants that:

            (a) Independent Investigation. The Purchaser has made an independent investigation and evaluation of the financial position and business condition of the Borrower and the value of the Project, or has caused such investigation and evaluation of the Borrower and the Project to be made by persons it deems competent to do so. The Purchaser has not relied on the Authority for any information regarding the Borrower or the Project and the Purchaser expressly relieves the Authority and its agents, representatives and attorneys of any liability for failure to provide such information or for any untrue fact or material omission in any information regarding the Borrower or the Project that may have been provided by the Borrower or the Authority, and their agents, representatives and attorneys.

            (b) Investment Representation. The Purchaser is purchasing the Bonds for its own account, with the purpose of investment and not with the intention of distribution or resale thereof. The Bonds will not be sold unless registered in accordance with the rules and regulations of the Securities and Exchange Commission or the Authority is furnished with an opinion of counsel or a "No Action" letter from the Securities and Exchange Commission that such registration is not required.

                                   ARTICLE III

                 AUTHORIZATION OF THE BOND; DETAILS OF THE BOND


      3.1. Purpose of the Bond, Grant of Authority.

      The Authority hereby authorizes and directs an Authorized Officer to execute and deliver all documents and take all incidental action necessary to enable the Authority to issue and sell the Bond.

      3.2. Authorization of the Bonds.

      The Authority hereby authorizes the issuance of two Bonds to be designated
(a) Economic Development Bond (Immunomedics, Inc. Project) Series 2003 A in a principal amount of $1,000,000, and (b) Economic Development Bond (Immunomedics, Inc. Project) Series 2003 B (Federally Taxable) in a principal amount of $5,376,000, in order to make the Loan. The Bond shall be a special and limited obligation of the Authority payable solely from amounts in the Funds and Accounts held under the Loan Documents.

      3.3. Provisions of the Bond.

            (a) The Bonds shall be sold to the Purchaser in the manner to be determined by the Authority and upon terms acceptable to the Authority, subject to all requirements of the Act.

            (b) The Series 2003 A Bond shall be issued as a fully-registered bond without coupons in the denomination of $1,000,000. The Series 2003 A Bond shall mature on the maturity date and bear interest at the rates set forth in the form of the Series 2003 A Bond attached hereto and incorporated herein as Exhibit C. Principal and interest shall be payable initially on each Debt Service Payment Date in accordance with the schedule provided in the form of the Series 2003 A Bond.

            (c) The Series 2003 B Bond shall be issued as a fully-registered bond without coupons in the denomination of $5,376,000. The Series 2003 B Bond shall mature on the maturity date and bear interest at the rate set forth in the form of the Series 2003 B Bond attached hereto and incorporated herein as Exhibit D. Principal and interest shall be payable initially on each Debt Service Payment Date in accordance with the schedule provided in the form of the Series 2003 B Bond.

            (d) The Bonds are to be in substantially the forms set forth in Exhibits C and D hereto with such insertions, omissions or variations (including the printing of portion of the text on the reverse side) as may be necessary or appropriate or as may be permitted by this Agreement or the Act.

            (e) Any monthly installment of principal or interest or any portion thereof due on a Bond that is not received by the Holder within ten (10) days of the due date, shall bear interest at the rate of five percent (5%) of the amount of the payment then due (the "Late Payment Fee") until such time as such installment is received by the Holder, and such additional amount of interest due and owing pursuant to this subparagraph shall be paid to the Holder together with the installment of principal and interest past due on such Bond.

      3.4.  Redemption Provisions.

            (a) Redemption Provisions.

                (1) Extraordinary Mandatory Redemption-Casualty and Condemnation Proceeds. The Bonds are subject to mandatory redemption by the Authority prior to maturity, in whole at any time, or in part on any Debt Service Payment Date to the extent proceeds of insurance or condemnation awards are received with respect to the Project and are applied for this purpose pursuant to Section 7.2 of this Agreement at a Redemption Price equal to one hundred percent (100%) of the principal amount to be redeemed, plus interest accrued to the redemption date.

                (2) Optional Redemption. The Bonds are subject to optional redemption by the Authority, at the direction of the Borrower, upon at least three (3) Business Days' notice, in whole or in part at any time at a Redemption Price equal to one hundred percent (100%) of the principal amount to be redeemed, plus interest accrued to the redemption date; provided, however, that any such partial redemption shall be in an amount of $100,000.00 or an integral multiple of $100,000.00 in excess thereof, and provided further that no such redemption shall be made other than on a Debt Service Payment Date.

                (3) Optional Redemption-Determination of Taxability. The Series 2003 A Bonds are subject to optional redemption at the option of the Purchaser in whole as soon as practicable but no later than sixty (60) days following a Determination of Taxability. Upon the occurrence of any such event, the Series 2003 A Bond shall be redeemed by the Authority at a redemption price equal to one hundred percent (100%) of the principal amount of the Series 2003 A Bond plus accrued interest up to, but not including, the redemption date.

                (4) Mandatory Redemption - Loss in Collateral Value. The Bonds are subject to mandatory redemption by the Authority, at the direction of the Agent, in part at any time when the aggregate amount of the Loan outstanding shall exceed the Loan Value of the Collateral, at a redemption price equal to the difference between the amount of the Loan outstanding and the then-current Loan Value of the Collateral; provided, however, that the Borrower shall receive at least two (2) Business Days' notice prior to any such redemption.

                (5) Selection of Bond to be Redeemed. Any redemption prior to maturity will be accompanied by payment of all accrued and unpaid interest due to the date of redemption on the principal amount of the Bond to be redeemed and all other fees, expenses and other sums due and owing under the Loan Documents. Any partial redemption will be applied to installments of principal due on the Bond to be redeemed in an equal proportion, whether such redemption be voluntary or involuntary, whether by acceleration of the Loan or upon an Event of Default or otherwise.

                (6) Notice of Redemption. When required to redeem the Bond under any provision of this Agreement (other than Section 3.4(a)(3)), the Authority, at the direction of the Borrower, shall direct the Agent to mail notice of the redemption by first class mail, postage prepaid, not less than fifteen (15) days nor more than thirty (30) days prior to the redemption date to the Holder or to provide such other notice as shall be acceptable to the Holder. Such notice shall be given in the name of the Authority, shall identify the Bond, or portion thereof, to be redeemed, shall specify the redemption date and the Redemption Price, and shall state that on the redemption date the Bond, or portion thereof, called for redemption will be payable at the principal corporate trust office of the Agent and that from that date interest will cease to accrue.

                (7) Payment of Redeemed Bond. Notice having been given by mailing in the manner provided in Section 3.4(a)(6) hereof, a Bond called for redemption shall become due and payable on the redemption date so designated at the Redemption Price, plus accrued interest to the date fixed for redemption, upon presentation and surrender thereof at the office specified in such notice.

      3.5. Medium of Payment.

      Principal of and interest on the Bonds shall be payable, with respect to interest, principal or Redemption Price, in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts, in immediately available funds or other method acceptable to the Holder or, if requested by the Holder, by wire transfer.

      3.6. Execution.

      The Bonds shall be executed in the name and on behalf of the Authority by the manual or facsimile signature of its Executive Director or other Authorized Officer and its official seal (or a facsimile thereof) shall be thereunto affixed, imprinted, engraved or otherwise reproduced, and attested by the manual or facsimile signature of the Secretary or Assistant Secretary of the Authority.

      3.7. Registration, Transfer and Exchange of Bond.

      The Bonds shall be transferable only upon the books of the Agent maintained at the principal corporate trust office of the Agent, by a Holder in person or by its attorney duly authorized in writing, upon surrender thereof together with a written instrument of transfer satisfactory to the Authority and the Agent and duly executed by the Holder or its duly authorized attorney. No transfer of a Bond shall be valid unless (i) made on such books and similarly noted by endorsement of the Authority on such Bond, or, at the expense of the Holder, the Authority shall cause the Agent to execute and deliver a new Bond registered in the name of the transferee; and (ii) the Holder requesting the transfer shall assign to the transferee, all of the rights of the Authority assigned to the Holder pursuant to the Assignment. Notwithstanding any other provision of this Agreement or any other Financing Document, the Bonds shall be transferable only as a whole to a single purchaser and may not be transferred in part except after full compliance with the provisions of Section 3.8. Nothing contained in the preceding sentence shall be deemed to preclude the Purchaser or any subsequent Holder from selling or otherwise transferring all or part of its interest in the Bond pursuant to a participation agreement so long as the Bonds remain registered in the name of the Purchaser or Holder; in such event, the Authority, the Borrower and the Agent may treat and consider the Persons in whose name the Bonds are registered as the holder and absolute owner of the Bonds for all purposes notwithstanding any transfer of an interest in the Bonds in accordance with this sentence.

      3.8. Execution of Indenture.

      (a) If the Holder at any time proposes to sell, pledge, assign or otherwise transfer a Bond so that thereafter there will be more than one Holder, the Authority will, as soon as reasonably possible after the receipt of a written request from the Holder, execute and deliver to a bank or trust company, as trustee, having a capital and surplus of at least $10,000,000 (if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms), an Indenture of Trust the ("Indenture"), providing for the execution and delivery thereunder of a new Economic Development Bond (Immunomedics, Inc. Project) of the Authority (herein called the "Indentured Bond"), equal in aggregate principal amount to the outstanding and unpaid principal amount of the transferred Bond at the time of such authorization and in all other respects substantially similar to, and having substantially all the rights and privileges carried by, the Bond.

      (b) Any action taken by the Authority pursuant to this Section 3.8 shall be taken by the Authority as soon as practicable (as determined by the Authority) after such written request from the Holder; provided however, no such action under this Section 3.8 shall be taken (i) without the approval of counsel chosen by the Authority, (ii) the receipt by the Authority of an approving opinion of Bond Counsel, (such approval or opinion to be obtained at the sole cost of the Borrower) and (iii) if it shall constitute an Event of Default.

      (c) In connection with the execution of the Indenture, the Holder shall assign to the trustee under the Indenture, to be held by such trustee for the benefit of all the Holders of the Indentured Bond, all of the rights of the Authority assigned to such Holder pursuant to the Assignment and, in that connection, will execute and deliver all such instruments and documents as may be deemed necessary or appropriate by counsel for the Authority and by such independent counsel as shall be designated by such Holder. The terms and provisions of the Indentured Bond shall be set forth in the Indenture, which shall also embody the substance of all covenants, conditions and provisions set forth in the Authority Documents.

      (d) Prior to taking any of the foregoing actions, the Authority shall have received indemnification satisfactory to it for any costs and expenses it may bear, including the costs of counsel.

      (e) Prior to a proposed sale of a Bond, provided no Event of Default has occurred and is continuing, the selling Holder shall provide the Borrower with fifteen (15) days notice of the terms of the proposed sale and shall afford the Borrower the opportunity to purchase or cause the purchase of such Bond on the proposed sale date for the same terms. In the event the Borrower intends to purchase or cause the purchase of such Bond, it shall provide notice to the selling Holder within such fifteen (15) day period and at least two (2) days prior to the proposed sale date.

      3.9. Mutilated, Destroyed, Lost or Stolen Bond.

      If any Bond shall become mutilated, the Authority shall execute and deliver a new Bond of like tenor and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Agent of such mutilated Bond for cancellation, and the Authority and the Agent may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed, evidence as to the ownership and the loss, theft or destruction thereof shall be submitted to the Authority and the Agent; and if such evidence shall be satisfactory to an Authorized Officer of the Authority and the Agent and indemnity satisfactory to an Authorized Officer of the Authority and the Agent shall be given, the Authority shall execute, and thereupon the Agent shall authenticate and deliver a new Bond of like tenor and denomination. The cost of providing any substitute Bond under the provisions of this Section shall be borne by the Holder for whose benefit such substitute Bond is provided.

      Every substituted Bond issued pursuant to this Section shall constitute an additional contractual obligation of the Authority, whether or not the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Bonds duly issued hereunder.

      The Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments, investments or other securities without their surrender.

      3.10. Conditions Precedent to Delivery of the Bond.

      The Agent, upon receipt of the purchase price thereof from the Purchaser, shall deliver to or upon the order of the Authority the Bonds authorized to be issued pursuant to this Agreement upon delivery to the Agent of:

            (a) a copy, certified by an Authorized Officer of the Authority, of all resolutions adopted and proceedings had by the Authority authorizing the issuance of the Bonds, including the resolution authorizing, the execution, delivery and performance of this Agreement;

            (b) an executed copy of this Agreement and of the other Financing Documents;

            (c) the executed Assignment;

            (d) an opinion of Bond Counsel to the effect that the Bonds and the execution and delivery of this Agreement has been duly authorized by the Authority, that the Bonds have been duly issued and this Agreement has been duly executed by the

            Authority and that, assuming proper authorization and execution of this Agreement by the parties thereto other than the Authority, the Bonds and this Agreement are valid and binding obligations of the Authority, enforceable against it in accordance with their terms, and that under existing statutes, rulings and court decisions, assuming continued compliance with certain tax-related covenants and certifications made by the Borrower, interest on the Series 2003 A Bond is not includable in gross income for Federal income tax purposes, and that interest on the Series 2003 A Bond is not includable as gross income under the existing New Jersey Gross Income Tax Act; provided, that such opinion may state that the enforceability of the Bonds and this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally and except to the extent that the enforceability thereof may be limited by the application of general principles of equity;

            (e) an opinion of counsel to the Borrower to the effect that the execution and delivery of Loan Documents have been duly authorized, executed and delivered by the Borrower, and each of the Loan Documents is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, provided, that, such opinion may state that the enforceability of the Loan Documents may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and except to the extent that the enforceability thereof may be limited by the application of general principles of equity;

            (f) copies of (i) the Borrower's organizational documents, together with a good standing certificate dated not more than ten (10) days prior to Closing, (ii) a duly adopted resolution of the Borrower approving the Loan and the issuance of the Bonds by the Authority and authorizing the execution and delivery of the Loan Documents, and (iii) all other documents required by the Authority or the Purchaser in connection therewith;

            (g) original or duplicate policies of any insurance policies required to be maintained pursuant to Section 7.1 hereof, together with evidence of the payment of the last quarterly premium therefor. Those policies shall insure for the full insurable replacement value of the Property and shall provide for the Purchaser as the first mortgagee under a standard New Jersey Mortgagee Endorsement Clause;

            (h) original or duplicate policies of comprehensive public liability insurance covering injury and damage to persons and property with limits acceptable to the Purchaser and naming the Purchaser as an additional insured;

            (i) such other insurance as is from time to time carried by most owners of similar property including, but not limited to, rental or business interruption insurance, boiler and machinery insurance and elevator insurance;

            (j) in connection with the insurance described in the subparagraphs
            (g) through (i), the Borrower may furnish certificates of blanket coverage in lieu of original or duplicate policies as long as the Property is identified and specifically allocated amounts are shown. In addition, all such insurance polices shall (i) be written by insurance companies authorized or licensed to do business in the State having an Alfred M. Best Company, Inc. rating of A or higher and a financial size category of not less than VII and (ii) include a provision that no later than thirty (30) days prior to any policy expiration the Purchaser shall receive written notice from the insurer as to cancellation;

            (k) a certificate of the Borrower to the effect that there exists no action, suit, investigation, litigation or proceeding pending or threatened in any court or before any arbitrator or governmental or regulatory agency or authority that (i) could reasonably be expected to (A) have a material adverse affect on the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower, except for claims or litigation previously disclosed to the Purchaser and the Authority in writing;
            (B) adversely affect the ability of the Borrower to perform its obligations under the Loan Documents or (C) adversely affect the rights and remedies of the Agent under the Loan Documents or (ii) purports to adversely affect any aspect of the Project facility (collectively, a "Material Adverse Effect");

            (l) a certificate of the Borrower to the effect that all of the information previously provided by or on behalf of the Borrower or any of its subsidiaries to the Purchaser prior to its commitment shall be true and correct in all material aspects; and no development or changes shall have occurred, and no additional information shall have come to the attention of the Purchaser, that
            (i) has resulted in or could reasonably be expected to result in a material change in, or material deviation from, such information or
            (ii) has had or could reasonably be expected to have a Material Adverse Effect;

            (m) evidence that all applicable approvals for the use and occupancy of the Project facility have been obtained from all governmental agencies or public utility companies having jurisdiction including, but not limited to: all environmental approvals; approvals for sewer, water, gas, electric and other utilities; a final certificate of occupancy and all zoning approvals. All of such approvals and permits shall be legally valid and shall remain in full force and effect throughout the term of the Loan; and

            (n) such additional documents, certificates and opinions of counsel as may be required by the Authority to effect the issuance and sale of the Bonds.

      When the documents mentioned in this Section have been filed with the Agent and when the Bonds shall have been executed as required by this Agreement, the Agent shall deliver the Bonds in accordance with a certificate from the Authority but only upon payment to the Agent for the account of the Authority of the purchase price of the Bonds.

      3.11. Temporary Bond.

      Pending preparation of definitive Bonds, or by agreement with the Purchaser, the Authority may issue temporary printed or typewritten Bonds of substantially the tenor recited above, in fully registered form without interest coupons. Until exchanged for a definitive Bond, upon surrender, a temporary Bond shall have the same rights, remedies and security hereunder as a definitive Bond.

      3.12. Cancellation of Surrendered Bond.

      Any Bond surrendered for payment, redemption or exchange and any Bond purchased with moneys from any Fund shall be canceled by the Agent. The Agent shall deliver the canceled bonds to the Authority.

                                   ARTICLE IV

                       THE LOAN; REPAYMENT OF LOAN; TERMS

      4.1. Loan of Bond Proceeds.

      Upon the issuance of the Bonds in accordance with the provisions of this Agreement, the proceeds thereof shall be loaned to the Borrower for the purpose of paying for the costs of the Project and certain costs incurred by the Authority and the Borrower in connection with the issuance and sale of the Bonds, all in the manner provided herein. The Loan is evidenced by the Notes, forms of which are attached hereto as Exhibits E and F.

      4.2. Repayment of Loan.

            (a) The obligations of the Borrower to make or cause to be made the payments payable under this Agreement and the Notes shall be absolute and unconditional and the amount, manner and time of payment of such payments shall not be decreased, abated, postponed or delayed for any cause or by reason of the happening of any event, except to the extent that the Authority has available the proceeds of use and occupancy insurance for application to the making of such payments.

            (b) The Borrower shall repay the Notes in immediately available funds and in lawful money of the United States of America, together with interest, as hereinafter provided for, as follows:

                  (i) interest, (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of the Loan from time to time outstanding at a rate per annum from the date hereof until maturity, to be elected by the Borrower pursuant to the notice requirements set forth in Paragraph
            (c) hereof, equal to either:

                        (A) (1) with respect to the Series 2003 B Note, a
                  fluctuating rate per annum equal to the Prime Rate less two hundred (200) basis points, which rate shall be adjusted from time to time when and as the Prime Rate shall change and which such changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind (that portion of the Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan"), and (2) with respect to the Series 2003 A Note, the higher of
                  (a) the Purchaser's Tax Cost of Funds, or (b) the tax-exempt equivalent of the Prime Rate less two hundred (200) basis points, which shall be adjusted in accordance with the foregoing subparagraph (1) (that portion of the Loan bearing interest at this rate is sometimes hereinafter called a "Tax-Exempt Prime Loan"); or

                        (B) subject to availability, (1) with respect to the
                  Series 2003 B Note, a fixed rate of fifteen (15) basis points plus the LIBOR Rate for the Interest Period as selected pursuant to the terms of this Agreement (that portion of the Loan bearing interest at this rate is sometimes hereinafter called a "LIBOR Loan"), and (2) with respect to the Series 2003 A Note, the higher of (a) the Purchaser's Tax Cost of Funds, or (b) the tax-exempt equivalent of fifteen (15) basis points plus the LIBOR Rate (that portion of the Loan bearing interest at this rate is sometimes hereinafter called a "Tax-Exempt LIBOR Loan"); provided, however, that no Interest Period with respect to a LIBOR Loan or a Tax-Exempt LIBOR Loan shall extend beyond the final maturity of the respective Note; and provided, further, that if prior to the end of any such Interest Period the Borrower and the Purchaser fail to agree upon a new Interest Period therefor as set forth in Paragraph
                  (c) hereof, such LIBOR Loan or Tax-Exempt LIBOR Loan shall automatically continue as a LIBOR Loan or Tax-Exempt LIBOR Loan with the same Interest Period as that previously selected by the Borrower, and shall continue to renew for Interest Periods of the same length until such time as a new Interest Period therefor is agreed upon;

                  (ii) with respect to the Series 2003 A Note, in sixty (60)
            equal successive monthly principal installments, the first 59 of which shall each be in the amount of SIXTEEN THOUSAND SIX HUNDRED SIXTY-SIX DOLLARS AND SIXTY-SIX CENTS ($16,666.66) and the 60th and final such principal installment shall be in the amount of the then remaining principal balance of the Notes together with all accrued and unpaid interest, each such payment payable on the first day of each month in each year commencing July 1, 2003 until the entire principal balance and all accrued and unpaid interest shall have been paid in full; and

                  (iii) with respect to the Series 2003 B Note, in sixty (60)
            equal successive monthly principal installments, the first 59 of which shall each be in the amount of EIGHTY-NINE THOUSAND SIX HUNDRED DOLLARS ($89,600) and the 60th and final such principal installment shall be in the amount of the then remaining principal balance of the Notes together with all accrued and unpaid interest, each such payment payable on the first day of each month in each year commencing July 1, 2003 until the entire principal balance and all accrued and unpaid interest shall have been paid in full.

            (c) In consideration of the issuance of the Bond and the granting of the Loans, the Borrower hereby agrees as follows:

                  (i) In connection with the conversion or continuing of the interest rate or rates payable during the term of the Loans, the Borrower shall, on any Business Day, provide the Purchaser an irrevocable notice of a request for the interest rate on the Loan hereunder (i) in the case of LIBOR Loans or Tax-Exempt LIBOR

            Loans three (3) Business Days before the continuation or conversion, as the case may be, and (ii) in the case of Prime Loans or Tax-Exempt Prime Loans not less than one (1) nor more than five (5) Business Days before the continuation or conversion, as the case may be, setting forth (A) the amount of the applicable Loan that shall bear interest at the rate requested, which shall not be less than $100,000, (B) the requested Interest Period commencement date, (C) whether the borrowing or Interest Period is to be for a LIBOR Loan, Tax-Exempt LIBOR Loan, Prime Loan, Tax-Exempt Prime Loan or a combination thereof, and (D) if entirely or partially a LIBOR Loan or Tax-Exempt LIBOR Loan, the length of the Interest Period therefor, which shall be one (1), two (2), three (3) or six (6) months, in the case of LIBOR Loans and Tax-Exempt LIBOR Loans. As used in this paragraph (c), (1) "conversion" shall mean the conversion from one interest rate to another interest rate asset forth below, and (2) "continue" shall mean the continuation of a particular LIBOR Rate from a concluding Interest Period into a successive Interest Period of equivalent length. Such notice shall be written (including, without limitation, via facsimile transmission) and shall be sufficient if received by l p.m. on the date on which such notice is to be given. If any such request is sent by facsimile it shall be confirmed in writing sent by the Borrower to the Purchaser within two Business Days thereafter.

                  (ii) The Borrower shall have the right at any time on prior irrevocable written or telex notice to the Purchaser as specified in this Agreement (A) to continue any LIBOR Loan or Tax-Exempt LIBOR Loan as a LIBOR Loan or Tax-Exempt LIBOR Loan with the same or different Interest Period as that previously selected by the Borrower, (B) to convert any LIBOR Loan or Tax-Exempt LIBOR Loan into a Prime Loan or Tax-Exempt Prime Loan and (C) to convert any Prime Loan or Tax-Exempt Prime Loan into a LIBOR Loan or Tax-Exempt LIBOR Loan (specifying the Interest Period to be applicable thereto), subject to the following:

                        (1) in the case of a conversion of less than all of the
                  outstanding Loan, the aggregate principal amount of Loan converted shall not be less than $100,000 and shall be an integral multiple thereof;

                        (2) no LIBOR Loan or Tax-Exempt LIBOR Loan shall be
                  converted at any time other than at the end of an Interest Period applicable thereto; and

                        (3) any portion of a Loan maturing or required to be
                  prepaid in less than one month may not be converted into or continued as a LIBOR Loan or Tax-Exempt LIBOR Loan.

            In the event that the Borrower shall not give notice to continue any LIBOR Loan or Tax-Exempt LIBOR Loan as a LIBOR Loan or Tax-Exempt LIBOR Loan with the same or different Interest Period as that previously selected by the Borrower or to convert any such

LIBOR Loan or Tax-Exempt LIBOR Loan into a Prime Loan or Tax-Exempt Prime Loan, then on the last day of the Interest Period thereof, such LIBOR Loan or Tax-Exempt LIBOR Loan (unless prepaid) shall automatically continue as a LIBOR Loan or Tax-Exempt LIBOR Loan with the same Interest Period as that previously selected by the Borrower.

            The Interest Period applicable to any LIBOR Loan or Tax-Exempt LIBOR Loan resulting from a conversion or continuation shall be specified by the Borrower in the irrevocable notice delivered by the Borrower pursuant to this Note; provided, however, that, if such notice does not specify either the type of Loan or the Interest Period to be applicable thereto, the Loan shall automatically be continued, as the case may be, (i) if such Loan was a LIBOR Loan or Tax-Exempt LIBOR Loan as of such notice, as a LIBOR Loan or Tax-Exempt LIBOR Loan for the same Interest Period as that previously selected by the Borrower, or (ii) if such Loan was a Prime Loan or Tax-Exempt Prime Loan as of such notice, as a Prime Loan or Tax-Exempt Prime Loan, until such required information is furnished pursuant to the terms hereof. Notwithstanding anything to the contrary contained above, no more than three (3) LIBOR Loan Interest Periods shall be outstanding at any one time and if an Event of Default shall have occurred and is continuing, no LIBOR Loan or Tax-Exempt LIBOR Loan may be continued as a LIBOR Loan or Tax-Exempt LIBOR Loan with the same or different Interest Period as that previously selected by the Borrower and no Prime Loan or Tax-Exempt Prime Loan may be converted into a LIBOR Loan or Tax-Exempt LIBOR Loan.

                  (iii) Notwithstanding anything contained in the foregoing
            subparagraph (c)(i) or (c)(ii) to the contrary, none of the following shall be permitted to occur unless the Borrower has delivered to the Authority and the Agent an Opinion of Bond Counsel to the effect that such change shall not adversely affect the tax-exempt status of the Bond:

                        (1) the continuation of a LIBOR Loan (or any portion
                  thereof) as a LIBOR Loan or Tax-Exempt LIBOR Loan with a different Interest Period as that previously selected by the Borrower;

                        (2) the conversion of a LIBOR Loan or Tax-Exempt LIBOR
                  Loan (or any portion thereof) into a Prime Loan or Tax-Exempt Prime Loan; and

                        (3) the conversion of a Prime Loan or Tax-Exempt Prime
                  Loan or Tax-Exempt Prime Loan (or any portion thereof) into a LIBOR Loan or Tax-Exempt LIBOR Loan.

            (d) If the Purchaser determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Purchaser is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Purchaser of making or continuing LIBOR Loans or Tax-Exempt LIBOR Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Purchaser thereon, then the Borrower will pay to the Purchaser on demand such additional amounts as the Purchaser may determine to be required to compensate the Purchaser for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Purchaser. A certificate as to any additional amounts payable pursuant to this paragraph (d) setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Purchaser set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Purchaser within 10 days of receipt of any such certificate.

            (e) In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a LIBOR Loan or Tax-Exempt LIBOR Loan, the Purchaser shall have determined (a) that dollar deposits in the amount of the requested principal amount of such LIBOR Loan or Tax-Exempt LIBOR Loan are not generally available in the London interbank market, (b) that the rate at which such dollar deposits are being offered will not adequately and fairly reflect the cost to the Purchaser of making or maintaining such LIBOR Loan or Tax-Exempt LIBOR Loan during such Interest Period, or (c) that reasonable means do not exist for ascertaining the LIBOR Rate, the Purchaser shall, as soon as practicable thereafter, give written or telex notice of such determination to the Borrower. In the event of any such determination, until the circumstances giving rise to such notice no longer exist, no LIBOR Loans or Tax-Exempt LIBOR Loans will be made hereunder. Each determination by the Purchaser hereunder shall be conclusive absent manifest error.

            (f) LIBOR Loans or Tax-Exempt LIBOR Loans:

                  (i) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for the Purchaser to make or maintain any LIBOR Loan or Tax-Exempt LIBOR Loan, then, by written notice to the Borrower, the Purchaser shall:

                        (A) declare that LIBOR Loans or Tax-Exempt LIBOR Loans
                  will not thereafter be made by the Purchaser hereunder, whereupon the Borrower shall be prohibited from requesting LIBOR Loans or Tax-Exempt LIBOR Loans from the Purchaser hereunder unless such declaration is subsequently withdrawn; and

                        (B) require that all outstanding LIBOR Loans or
                  Tax-Exempt LIBOR Loans made by it be converted to Prime Loans or Tax-Exempt Prime Loans, in which event (1) all such LIBOR Loans or Tax-Exempt LIBOR Loans shall be automatically converted to Prime Loans or Tax-Exempt Prime Loans as of the effective date of such notice as provided in Section 4.2(c)(i) hereof and (2) all payments and prepayments of principal which would otherwise have been applied to repay the converted LIBOR Loans or Tax-Exempt LIBOR Loans shall instead be applied to repay the

                  Prime Loans or Tax-Exempt Prime Loans resulting from the conversion of such LIBOR Loans or Tax-Exempt LIBOR Loans.

            For purposes of this paragraph (f), a notice to the Borrower by the Purchaser pursuant to paragraph (f)(A) above shall be effective, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the day of receipt by the Borrower.

            (g) Alternate Determination of LIBOR Rate. If the LIBOR Rate cannot be determined in accordance with the definition of "LIBOR Rate" in Section 1.1 hereof, the following procedures shall be used to determine the LIBOR Rate: if both the Telerate and Reuters system are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time equal to the Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) London Business Days prior to the end of the Interest Period, as selected by the Bank. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for the date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time equal to the Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two London Business Days prior to the end of the Interest Period. In the event that the Agent is unable to obtain any such quotation as provided above, it will be deemed that the LIBOR Rate pursuant to a LIBOR Loan or Tax-Exempt LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of the Bank, then for any period during which such Reserve Percentage shall apply, the LIBOR Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

            (h) Each payment on the Notes shall be at least sufficient to pay the total amount then due and payable on the respective Bonds, and if on any Debt Service Payment Date, the balance in the Debt Service Fund is insufficient to make required payments in respect of the Bonds on such dates, the Borrower shall forthwith pay any such deficiency to the Agent for deposit into the Debt Service Fund.

            (i) If at any time the amount held by the Agent in the Debt Service Fund shall be sufficient to pay at the times required the principal or Redemption Price of, and interest on, the Bonds then remaining unpaid, the Borrower shall not be obligated to make any further payments under the foregoing provisions.

            (j) All payments shall be made by Borrower to the Agent at the Agent's address on the first page of this Agreement or such other place as the Agent may from time to time specify in writing, in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

            (k) All payments received by the Agent shall be applied first to the payment of accrued interest, then to the balance on account of outstanding principal and then to all fees, expenses and other amounts due to the Purchaser; provided, however, that following the occurrence of an Event of Default, payments will be applied to the obligations of Borrower hereunder in accordance with Section 6.2 hereof.

            (l) At all times throughout the term of the Loan, the payment dates should be adjusted in accordance with the "Following Business Day Convention," as hereinafter defined. The Following Business Day Convention shall be used to adjust any relevant date if that date would otherwise fall on a day that is not a Business Day. For the purposes herein, the term "Following Business Day Convention" shall mean that an adjustment will be made if any relevant date would otherwise fall on a day that is not a Business Day so that the date will be the first following day that is a Business Day. All payments hereunder shall be adjusted in accordance with the Following Business Day Convention.

      4.3. Prepayment of Loans.

            (a) The Borrower shall have the right to pay in full, at any time or in part, from time to time, without premium or penalty (except as set forth in paragraph 4.3(d) below), the unpaid balance of the Loans from the proceeds of insurance or condemnation awards as provided in Section 3.4(a)(1) hereof.

            (b) The Borrower shall prepay the entire unpaid balance of the respective Loans, together with redemption premium, if any, if the events which require the Agent to redeem the respective Bond in accordance with the provisions of Section 3.4(a)(3) (with respect to the Series 2003 A Note only) or 3.4(a)(4) hereof have occurred.

            (c) To the extent that the interest which is to be paid to the redemption date will not be available as of the redemption date in the Debt Service Fund under this Agreement from amounts paid under Section 4.2 hereof, the Borrower will be responsible to assure that the full amount of accrued interest to the redemption date will be held as Available Moneys by the Agent as of the redemption date.

            (d) Yield Maintenance Fee. Upon any prepayment in accordance with subparagraphs (a) or (b) of this Section 4.3, Borrower shall pay to Purchaser, upon the request of Purchaser, such amount or amounts as shall be sufficient (in the reasonable opinion of Purchaser) to compensate it for any loss, cost, or expense inured as a result of: (i) any payment of a LIBOR Loan or Tax-Exempt LIBOR Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Borrower to borrow a LIBOR Loan or Tax-Exempt LIBOR Loan on the date specified by Borrower's written notice; or (iii) any failure by Borrower to pay a LIBOR Loan or Tax-Exempt LIBOR Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Purchaser a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closer to the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made, shall be subtracted from the LIBOR Rate, in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the LIBOR Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above-referenced term chosen pursuant to the LIBOR Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Purchaser upon the prepayment of a LIBOR Loan or Tax-Exempt LIBOR Loan. Each reference in this paragraph to "LIBOR Rate Election" shall mean the election by Borrower of the LIBOR Rate. If by reason of an Event of Default Purchaser elects to declare the Note to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan or Tax-Exempt LIBOR Loan shall become due and payable in the same manner as though Borrower had exercised such right of prepayment.

            If demand is made by Purchaser, any yield maintenance fee with respect to a LIBOR Loan or Tax-Exempt LIBOR Loan shall become due and payable in the same manner as though Borrower had exercised such right of prepayment.

      4.4. Borrower's Obligation.

            (a) The Borrower covenants and agrees that this Agreement is a general obligation of the Borrower and pledges its full faith and credit to the payment of all amounts required by this Agreement and the other Loan Documents and a security interest in its interests, if any, in the amounts held in any Fund or Account hereunder. The Borrower agrees to pay, or cause to be paid, the amounts required by this Agreement, including all amounts required to be deposited in any Fund or Account established hereunder, from its general funds and any other moneys available to it, in the manner and at the times provided in this Agreement.

      4.5. Term.

      This Agreement shall remain in full force and effect from the date hereof until the date on which the principal or Redemption Price of and interest on the Bonds and any other expenses of the Authority with respect to the Bonds shall have been fully paid or provision for the payment thereof shall have been made as provided herein and the Borrower shall have satisfied and performed all other covenants, agreements and obligations made or undertaken by the Borrower under this Agreement, at which time the Authority shall release and cancel this Agreement, except for those provisions of this Agreement which expressly survive such release and cancellation.

      4.6. Benefit of Holder.

      This Agreement is executed in part to induce the purchase by the Purchaser of the Bond, and, accordingly, all covenants, agreements and representations on the part of the Borrower and the Authority, as set forth in this Agreement, are hereby declared to be for the benefit of the Holders from time to time of the Bonds, the Authority and the Agent.

      4.7. Payment on Termination of Agreement.

      The Authority agrees that upon payment in full of the Bonds and termination of this Agreement, after first deducting any moneys due to the Authority for the Authority's reasonable and direct expenses, the Authority shall pay or cause to be paid to the Borrower all moneys or securities held by the Agent for the account of the Authority pursuant to this Agreement. If such expenses are not fully met from such payment by the Agent from all moneys and securities held by the Agent for the account of the Authority, to the Authority, the Borrower shall reimburse the Authority therefor.

      4.8. Administration Fees and Expenses.

      The Borrower shall pay or cause to be paid either out of the Project Fund, with respect to initial fees, or out of its own moneys (i) the reasonable fees, expenses and charges of the Authority, as and when the same become due, including the reasonable fees of its counsel and (ii) the reasonable fees and disbursements, expenses and charges of the Agent for services rendered as Agent hereunder (other than fees incurred by the Agent in connection with the Closing, sole responsibility for which shall be borne by the Agent), including the reasonable fees of its counsel.

      If the Borrower should fail to make any of the payments required in this Section when due, the item or installment which the Borrower has failed to pay shall continue as an obligation of the Borrower until the same shall have been fully paid, and the Borrower agrees to pay the same with interest thereon (to the extent permitted by law) for the period from the date such payment was due until the same is paid in full at the Default Rate.

      4.9. Continuing Enforcement of Agreement.

      If, after receipt of any payment of all or any part of the principal or Redemption Price of and interest on the Bonds and any other expenses of the Authority with respect to the Bonds, the Authority, the Purchaser or the Agent is compelled or agrees, for settlement purposes, to surrender such payment to any Person for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement and the other Loan Documents shall continue in full force and effect, and the Borrower shall be liable for, and shall indemnify, defend and hold harmless the Authority, the Purchaser and the Agent with respect to the full amount so surrendered. The provisions of this Section shall survive the cancellation, termination or discharge of this Agreement and shall remain effective notwithstanding the payment of the Bonds, the cancellation of the Notes, the release of any security interest, lien or encumbrance securing the Bonds or any other action which the Authority, the Purchaser and the Agent may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action by the Authority, the Purchaser or the Agent shall be deemed to have been conditioned upon any payment of the Bonds having become final and irrevocable.

      4.10. Purchaser's Fees and Expenses.

      Borrower shall pay on demand all expenses of the Purchaser in connection with the preparation, administration, default, collection, waiver or amendment of Loans terms (other than fees incurred by the Purchaser in connection with the Closing, sole responsibility for which shall be borne by the Purchaser), or in connection with the Purchaser's exercise, preservation or enforcement of any of its rights, remedies or options hereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associates with travel or other costs relating to any appraisals or examinations conducted in connection with the Loans or any collateral therefor and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default Rate) and be an obligation secured by all collateral.

      4.11. Replacement of Note or Other Documents.

      Upon receipt of an affidavit of an officer of the Agent as to the loss, theft, destruction or mutilation of the Note or any other security document which is not of public record, and in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such note or other document, Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

      4.12. Interest Limitation.

      All agreements between Borrower and Purchaser are hereby expressly limited so that in no contingency or event whatsoever, (whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise), shall the amount paid or agreed to be paid to Purchaser for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Notes shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower and Purchaser in the execution, delivery and acceptance of the Notes to contract in strict compliance with the laws of the State of New Jersey from time-to-time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever Purchaser should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between Borrower and Purchaser.

      4.13. Sale of Loan.

      The Purchaser shall have the unrestricted right at any time or from time to time, and without Borrower's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and Borrower agrees that it shall execute or cause to be executed such documents, including, without limitation, amendments to the Agreement and to any other documents, instruments and agreements executed in connection herewith as Purchaser shall deem necessary to effect the foregoing. In addition, at the request of Purchaser and any such Assignee, Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if Purchaser has retained any of its rights and obligations hereunder following such assignment, to Purchaser, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by Purchaser prior to such assignment and shall reflect the amount of the respective commitments and loans held by such Assignee and Purchaser after giving effect to such assignment. Simultaneously with the issuance and delivery by Borrower of any such new promissory notes, Purchaser shall deliver to Borrower any previously issued note or notes marked as "cancelled". Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by Purchaser in connection with such assignments, and the payment by Assignee of the purchase price agreed to by Purchaser and such Assignee, such Assignee shall be a party to the Agreement and shall have all of the rights and obligations of Purchaser hereunder (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by Purchaser pursuant to the assignment documentation between Purchaser and such Assignee, and Purchaser shall be released from its obligations hereunder and thereunder to a corresponding extent. The Purchaser may furnish any information concerning the Borrower to a prospective Assignee(s), provided that the Purchaser shall require such prospective Assignee to agree in writing to maintain the confidentiality of such information. Purchaser agrees that prior to any sale of the Loan pursuant to this Section, Purchaser shall provide the Authority with notice of its intent to enter into such sale, as well as the terms thereof.

      4.14. Right to Sell Portion of Loans to Prospective Participant.

      Purchaser shall have the unrestricted right at any time and from time-to-time, and without the consent of or notice to Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Loans. In the event of any such grant by Purchaser of a participating interest to a Participant, whether or not upon notice to Borrower, Purchaser shall remain responsible for the performance of its obligations hereunder and Borrower shall continue to deal solely and directly with Purchaser in connection with Purchaser's rights and obligations hereunder. Purchaser may furnish any information concerning Borrower in its possession from time-to-time to prospective Participants, provided that Purchaser shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

      4.15. Use of Proceeds (Regulation U).

      No portion of the proceeds of the Loans shall be used, in whole or in part, for the purpose or purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

      4.16. Set-Off.

      Subject in all cases to the provisions of Section 6.2 hereof, the Borrower hereby grants to the Purchaser a lien, security interest and right of setoff as security for all liabilities and obligations to the Purchaser, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Purchaser and its successors and assigns, or in transit to any of them (collectively, the "Deposits"), which right shall only be exercisable by the Purchaser upon the occurrence and during the continuance of an Event of Default hereunder. In addition to the Purchaser's common law setoff rights and not in limitation thereof, at any time, without demand or notice, the Purchaser may, upon the occurrence and during the continuance of an Event of Default hereunder, set off the Deposits or any part thereof and apply the same to any liability or obligation of the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE THE PURCHASER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Such right of debit may be exercised by the Purchaser against the Borrower or against any bankruptcy trustee, debtor-in-possession, assignee for the benefit of creditors, receiver, or execution, judgment, or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower.

            Furthermore, in the event any attachment, trustee process (other than in connection with an acceleration of the Bond under Article VI hereof), garnishment, or other levy or lien (collectively, a "Garnishment") issues against any Deposits (the "Liened Funds"), then the Purchaser shall have the unconditional right, without prior notice to the Borrower, to debit any such Liened Funds immediately prior to giving effect to such Garnishment and apply the same to any indebtedness of the Borrower to the Purchaser under the Loan Documents, whether or not the same has matured.

            In addition, without limiting any of the foregoing rights, during the existence of an Event of Default (or any event which with the passage of time, giving of notice, or both, would constitute an Event of Default), the Purchaser shall have the right, without notice, to "freeze" or segregate any or all of the Deposits such that the Borrower may not access, control, or draw upon them.

                                    ARTICLE V

            ESTABLISHMENT OF FUNDS AND ACCOUNTS; APPLICATION OF BOND
                            PROCEEDS AND OTHER MONEYS


      5.1. Establishment of Funds and Accounts.

      The following Funds shall be established, held, maintained and applied by the Agent in accordance with this Agreement:

            Project Fund;

            Debt Service Fund and within such Debt Service Fund, a Series A Subaccount and a Series B Subaccount; and

            Rebate Fund.

      5.2. Application of Proceeds of Bond; Disbursements.

      Upon the issuance and delivery of the Bonds, the Authority shall forthwith transfer the proceeds to the Agent and the Agent shall apply the amount of the proceeds according to a certificate of an Authorized Officer of the Authority, which certificate shall specify the amounts, if any, to be deposited in the Project Fund for the payment of certain costs of the Project and a portion of the costs of issuance of the Bonds.

      5.3. Application of Moneys in Project Fund; Disbursements.

            (a) The amounts deposited in the Project Fund may be disbursed by the Agent only upon receipt of a Requisition in the form of Exhibit B attached hereto and only to the extent there are funds in the Project Fund available for such purposes. Each Requisition shall be executed by an Authorized Officer of the Borrower.

            In making any such payment from the Project Fund, the Agent may rely on any such Requisition and any such certificate delivered to it and the Agent shall be relieved of all liability with respect to making such payments in accordance with such Requisition and such supporting certificates without inspection of the Project or any other investigation.

            (b) Amounts deposited in the Project Fund representing investment income from funds held in the Project Fund shall remain in the Project Fund and be disbursed for the payment of certain costs of the Project in accordance with
Section 5.3(a) above.

            (c) Upon request, the Agent shall furnish the Authority with a record of the requisitions and disbursements from the Project Fund.

            (d) In the event Rebatable Arbitrage is due, the Agent shall transfer from the Project Fund to the Rebate Fund an amount equal to such Rebatable Arbitrage.

      5.4. Application of Amounts in the Debt Service Fund.

            (a) Payments made by the Borrower with respect to the Series 2003 A Note shall be deposited by the Agent into the Series A Subaccount of the Debt Service Fund.

            (b) Payments made by the Borrower with respect to the Series 2003 B Note shall be deposited by the Agent into the Series B Subaccount of the Debt Service Fund.

            (c) The Agent shall use amounts on deposit in the Series A Subaccount of the Debt Service Fund to pay the principal or Redemption Price of and interest due on the Series 2003 A Bond on any Debt Service Payment Date and on any redemption date that the Series 2003 A Bond is redeemed pursuant to
Section 3.4 hereof.

            (d) The Agent shall use amounts on deposit in the Series B Subaccount of the Debt Service Fund to pay the principal or Redemption Price of and interest due on the Series 2003 B Bond on any Debt Service Payment Date and on any redemption date that the Series 2003 B Bond is redeemed pursuant to
Section 3.4 hereof.

            (e) Upon any prepayment by the Borrower under Section 3.4, together with interest paid in connection with the redemption of the Bond pursuant to the mandatory and optional redemption provisions of Section 3.4 hereof, the Agent shall deposit the amount received into the Debt Service Fund.

            (f) Amounts deposited in the Debt Service Fund representing investment income generated from funds held in the Debt Service Fund shall be retained in the Debt Service Fund.

      5.5. Rebate Fund.

            (a) The Agent shall establish and maintain with respect to the Series 2003 A Bond a fund separate from any other fund established and maintained hereunder designated as the Rebate Fund. The Rebate Fund shall be held for the benefit of the United States and not for the benefit of the Holder of the Series 2003 A Bond, which Holder shall have no rights in or to such fund.

            (b) Subject to subsection (c) of this Section, as of the last day of every fifth Bond Year (the "Rebate Computation Date"), the Borrower, on behalf of the Authority, shall calculate, or cause to be calculated, in accordance with
Section 8.9 hereof, the Rebatable Arbitrage. On or before the sixtieth day after such date, the Agent at the direction of, and upon the receipt of funds from, the Borrower shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to the Rebatable Arbitrage for the period from the date of issuance of the Series 2003 A Bond to the Rebate Computation Date at issue, or shall transfer from the Rebate Fund to the Project Fund the amount, if any, needed to reduce the amount in the Rebate Fund to the Rebatable Arbitrage for such period.

            Subject to subsection (c) of this Section, as of the last day on which the Series 2003 A Bond remaining outstanding is retired (the "Final Computation Date"), the Borrower, on behalf of the Authority, shall calculate, or cause to be calculated, the amount required to be paid to the United States of America pursuant to Section 148 of the Code. On or before the sixtieth day after such date, the Agent, at the direction of, and upon the receipt of funds from, the Borrower, shall deposit in the Rebate Fund the amount, if any, needed to increase the amount in such Fund to an amount equal to the Rebatable Arbitrage for the period from the date of issuance of the Series 2003 A Bond to the Final Computation Date, or shall transfer from the Rebate Fund to the Debt Service Fund the amount, if any, needed to reduce the amount in the Rebate Fund to the amount of the Rebatable Arbitrage for such period.

            After making any transfer required for a Rebate Computation Date and the Final Computation Date, the Agent, at the direction of the Borrower, shall immediately pay or cause to be paid to the United States of America the amount in the Rebate Fund. The amounts in the Rebate Fund shall not be subject to the claim of any party, including any Holder, and shall not be paid to any party other than the United States.

            All amounts in the Rebate Fund shall be used and withdrawn by the Authority or the Agent solely for the purposes set forth in this Section. In the event the amount in the Rebate Fund is for any reason insufficient to pay to the United States the amounts due as calculated in this Section, the Borrower, or the Agent at the direction of, and upon the receipt of funds from, the Borrower, shall deposit in the Rebate Fund the amount for such deficiency.

            (c) Notwithstanding the provisions of this Section, the Borrower, on behalf of the Authority, hereby agrees to calculate the amount to be deposited in the Rebate Fund and the amount to be rebated to the United States pursuant to
Section 148(f) of the Code in any manner not inconsistent with its arbitrage covenants set forth in this Agreement and the other Loan Documents. Such calculation shall give regard to all regulations applicable to such Section 148(f) including any temporary regulations heretofore or hereafter released.

            (d) The Authority and the Borrower agree that the Agent shall not be liable for any damages, costs or liabilities resulting from the performance of the Agent's duties and obligations under this Section, except that the Agent shall be liable for its gross negligence or willful misconduct. The Borrower shall indemnify and hold harmless the Agent from and against any liabilities which the Agent may incur in the exercise and performance of its duties and obligations under this Section, excepting only those damages, costs, expenses or liabilities caused by the Agent's gross negligence or willful misconduct. In making any deposit or transfer to or payment from the Rebate Fund, the Agent shall be entitled to rely solely on the written instructions of the Borrower and shall have no duty to examine such written instruments to determine the accuracy of the Borrower's calculation of the Rebate Amount or the amounts to be paid to the United States. In the event that the Borrower or the Authority shall not comply with their respective obligations under this Section, the Agent shall have no obligation to cause compliance on their respective behalf.

            (e) Notwithstanding anything contained in this Agreement to the contrary, neither the Authority nor the Agent shall be responsible or liable for any loss, liability, or expense incurred to the extent incurred as a result of the failure of the Borrower to fulfill its obligations with respect to the calculation and payment of any rebate amount. The Authority and the Agent shall be entitled to rely conclusively upon the calculations provided by the Borrower.

            (f) The Agent agrees to furnish the Borrower and the Authority with notice of the Borrower's obligation to file a written certification to the Authority and the Agent indicating whether the Borrower has complied with the 6-month exception to the arbitrage rebate requirement. In addition, the Agent agrees to furnish the Borrower and the Authority with notice of the Borrower's obligation to prepare its rebate calculation and make its rebate payment, if any, to the Internal Revenue Service. Such reminder notice shall be furnished to the Borrower and the Authority at least ninety (90) days prior to each fifth Bond Year and within thirty (30) days following the redemption or final payment of the Series 2003 A Bond. The Agent shall have no further obligation for the computation of the rebate amount or the filing or payment thereof.

      5.6. Non-Presentment of Bond.

      If a Bond or evidence of beneficial ownership thereof shall not be presented for payment when the principal thereof becomes due (whether at maturity, by acceleration, upon call for redemption, upon purchase or otherwise), all liability of the Authority to the registered owner thereof for the payment of the applicable Bond, shall forthwith cease, terminate and be completely discharged if funds sufficient to pay the applicable Bond and interest due thereon, if any, are held by the Agent uninvested for the benefit of the registered owner thereof. Thereupon it shall be the duty of the Agent to comply with the Uniform Unclaimed Property Act, N.J.S.A. 46:30B-1 et. seq. with respect to such funds. The registered owner shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Agreement or on, or with respect to, the applicable Bond.

      5.7. Additional Payments Under the Agreement.

      The Borrower agrees to make additional payments to the reasonable and necessary administration expenses of the Authority. All payments received by the Agent shall be disbursed by the Agent solely for the purposes for which such additional payments are received.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

      6.1. Events of Default.

      Each of the following shall be an "Event of Default" hereunder:

            (a) failure to make any payment of the principal, interest or Redemption Price of the Bonds on a Debt Service Payment Date, or when it becomes due and payable at maturity or upon call for redemption; or

            (b) failure to pay any payment due (other than a payment of principal or Redemption Price of, or interest on the Bonds) under this Agreement or under the other Loan Documents when the same has become due and payable and upon the expiration of any applicable grace period;

            (c) if the Borrower shall:

                (1) admit in writing its inability to pay its debts when or as they become due;

                (2) file a petition to be adjudicated a voluntary bankrupt in bankruptcy or a petition to otherwise take advantage of any State or Federal Bankruptcy or insolvency law;

                (3) make an assignment for the benefit of its creditors or seek a composition with its creditors;

                (4) apply for or consent to the appointment of a trustee or receiver for the Borrower;

                (5) have a final judgment rendered against it in excess of $100,000 that remains undischarged for thirty (30) days, unless Borrower is actively contesting such judgment and has placed sufficient funds to cover such judgment in an escrow account against the final adverse adjudication of such judgment; or

            (d) if the Borrower shall, upon an involuntary petition under any section or chapter of the Federal Bankruptcy laws filed against it, have an order for relief filed against it, or if a court of competent jurisdiction shall enter an order or decree appointing a trustee or receiver (interim or permanent) for the Borrower, or appointing the Borrower a debtor-in-possession, with or without the consent of the Borrower, or approving a petition filed against it seeking reorganization or an arrangement under the Federal Bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such adjudication, order or decree is not dismissed or vacated within a period of sixty (60) days from the date thereof;

            (e) if the Borrower defaults in the due observance or performance of any covenant, condition or agreement, other than a failure to make any payment required hereunder, on the part of the Borrower to be observed and/or performed pursuant to the terms hereof and such default shall continue unremedied for thirty (30) days after Borrower receives written notice thereof or, if such default is of a nature that it cannot be remedied in 30 days using reasonable diligence, such longer period of time as may reasonably be required (not to exceed an additional sixty (60) days) so long as Borrower has commenced such remedy and diligently prosecutes the same to completion;

            (f) if any representation or warranty made (i) by the Borrower herein or in connection herewith or (ii) by the Borrower in any report, certificate, financial statement or other instrument furnished in connection with this Agreement shall prove to be false, misleading or incorrect in any material respect when made;

            (g) if, so long as the Bonds shall be Outstanding, a default shall have been declared in the payment of the principal of, or interest on, any of the Borrower's indebtedness or any indebtedness guaranteed by the Borrower to the Purchaser or any other lender which remains unpaid following the expiration of any applicable grace period and which results in the maturity of such indebtedness being accelerated; or

            (h) a default or event of default under any of the other Loan Documents.

      6.2. Acceleration and Annulment Thereof; Notice to Holder; Remedies.

            (a) If any Event of Default occurs, the Agent may, upon written notice immediately effective, and shall, upon the direction of the Authority or the Holder, declare an acceleration of the Bonds, declare all amounts then due and thereafter to become due and payable during the term of this Agreement in respect of the principal amount of Bonds then Outstanding, together with all interest accrued thereon and all other amounts then payable to the Authority or the Agent hereunder and under the other Loan Documents to be immediately due and payable; and upon such declaration the said amounts shall become due and payable immediately. Any outstanding principal and unpaid interest shall thereafter bear interest at the Default Rate.

            (b) If, after such declaration, all amounts due hereunder and under the other Loan Documents that were due and payable prior to such declaration are paid by the Borrower and the Borrower also performs all other things in respect of which it may have been in default and pays the reasonable charges of the Authority and the Agent and the Holder, including reasonable attorneys' fees then, and in every such case, the Holder, by notice to the Borrower and the Agent, may annul such declaration and its consequences; but no such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon.

            (c) Whenever any Event of Default shall have happened and be continuing, the Agent may or shall, as the case may be, take any one or more of the following remedial steps:

                (1) Upon the occurrence of an Event of Default and acceleration of payment of the Bonds, the Agent may, by written notice to the Authority and the Borrower, declare all payments to be made by the Borrower under this Agreement and the other Loan Documents to be immediately due and payable, whereupon the same shall become immediately due and payable, anything herein or in the other Loan Documents to the contrary notwithstanding. If the Agent elects to exercise the remedy afforded in this subsection (1) and accelerates all payments to be made by the Borrower under this Agreement and under the other Loan Documents for the remainder of the term of the Loan, the Borrower shall pay an amount sufficient, together with any moneys held by the Agent in the Funds and available for such purpose to enable the Agent to pay the principal amount of the outstanding Bonds and all interest on the Bonds then due and to become due to the date of payment of the Bonds. In addition, the Borrower shall pay all fees and expenses of the Authority and the Agent accrued and to accrue through the date of such acceleration.

                (2) If any payment on the Bonds is not made when due or if any Event of Default shall have occurred and be continuing, the Authority, or the Agent as the Authority's assignee, shall be entitled to take whatever action under this Agreement or under the other Loan Documents or otherwise at law or in equity (without the necessity of posting any bond) as may appear necessary or desirable to collect the amounts payable by the Borrower hereunder or under the other Loan Documents, then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenants of the Borrower under this Agreement, or under any of the other Loan Documents or to otherwise protect its rights hereunder.

            (d) Event of Cancellation.

                (1) The occurrence of an Event of Default under this Agreement shall constitute an Event of Cancellation hereunder, and at any time thereafter during the continuance of such Event of Cancellation, the Authority may, by written notice to the Purchaser, duly endorse and deliver the Notes without recourse to the Purchaser and thereafter call and cancel the Bonds. The Purchaser and any assignees and the Borrower hereby expressly agree that the Bond may be called and canceled by the Authority in the manner provided above, and upon the date specified in the notice from the Authority (the "Cancellation Date"), which shall be at least 30 and no more than sixty (60) days after the giving of such notice, the Bonds will be called and canceled, and the Purchaser may, at its option, declare the obligation evidenced by the Notes immediately due and payable. The Purchaser will deliver the Bonds to the Authority for cancellation upon the Cancellation Date, but even if such delivery does not occur, the Bonds will be considered canceled and of no further force or effect on the Cancellation Date upon delivery to the Purchaser of the Notes duly endorsed as described above.

                (2) Upon the Cancellation Date, the Notes will evidence the indebtedness from the Borrower to the Purchaser and, in the event the Notes are not accelerated by the Purchaser, as hereinabove provided, all of the terms of the Notes will control the obligations of the Borrower to the Purchaser, except that from and after the Cancellation Date the per annum interest rate will increase to the Default Rate. If this occurs, the monthly payment shall be modified to reflect the difference between the interest stated in the Bonds and the Notes and the increased interest rate called for in this Section. This condition may be reflected in a separate agreement to be prepared by counsel for the Purchaser. The Authority will no longer be a party to the transaction and shall have no further rights with respect thereto (except its right to obtain outstanding fees and its right of indemnification, which shall survive) and shall be released of any and all debts, liabilities and obligations to any party under this Agreement, the

Bonds or any other Loan Document. The Authority and the Purchaser shall execute and deliver to each other such other documents and agreements as the other may reasonably request in order to evidence the cancellation of the Bonds and the withdrawal of the Authority from the transaction.

                (3) Upon cancellation of the Bonds pursuant to the provisions hereof, the Authority hereby agrees that the Purchaser (except as stated above) shall automatically be vested with all of the Authority's right, title and interest in and to the Loan Documents. Any amounts remaining in the Debt Service Fund on the Cancellation Date after deduction of amounts which may be due the Authority pursuant to the terms of this Agreement are assigned to the Purchaser. The Authority hereby authorizes the holder of any such funds to pay to the Purchaser any such amounts remaining in the Debt Service Fund on the Cancellation Date after payments which may be due the Authority.

                (4) In the event that there is a dispute among any of the parties concerning the right of the Authority to cancel the Bonds pursuant to the provisions of this Section, the Borrower shall nevertheless comply with the terms of the Notes as hereinabove amended and make all payments required thereunder from and after the Cancellation Date directly to the Purchaser or its designee. If a court of competent jurisdiction determines finally that the Authority's attempted cancellation of the Bonds violated the terms of this Agreement, the Bonds will be reinstated in accordance with the final order of the court, but until such final order is made, the Borrower will continue to comply with the terms of the Notes as hereinabove amended. Any overpayment by the Borrower will be returned to it by the Purchaser upon reinstatement of the Bonds.

            (e) Any amounts collected pursuant to action taken under this Section shall be paid into the Debt Service Fund and applied in accordance herewith.

            (f) Upon an Event of Default (whether or not the Purchaser has accelerated payment of the Notes), the Loan shall bear interest, payable on demand, at the Default Rate until the unpaid balance of principal and interest shall have been paid in full.

      6.3. Additional Remedies.

      In addition to the above remedies, if the Borrower commits a breach, or threatens to commit a breach of this Agreement or of any other Loan Document, the Authority shall have the right and remedy, without posting bond or other security, to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause immediate and irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor.

      6.4. Rights Cumulative.

      All rights and remedies herein given or granted to the Authority are cumulative, nonexclusive and in addition to any and all rights and remedies that the Authority may have or be given by reason of any law, statute, ordinance or otherwise.

      6.5. Termination of Proceedings.

      In case the Authority, the Holder or the Agent shall have proceeded to enforce any rights under this Agreement and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then in every such case the Authority, the Holder, the Agent and the Borrower shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Authority, the Holder and the Agent shall continue as if no such proceedings had been taken.

      6.6. Notice of Default.

      Immediately upon the Agent's actual knowledge of the existence of an Event of Default the Agent shall give written notice by first class mail to the Holder of the Bonds then Outstanding, to the Authority and to the Borrower of the occurrence of any Event of Default after it shall have occurred.

      6.7. Waiver of Event of Default.

      Notwithstanding anything in this Agreement or in any of the other Loan Documents to the contrary, neither the Agent nor the Purchaser shall have the right to waive an Event of Default under any of the Loan Documents which arises out of a violation of a Reserved Right without the prior written consent of the Authority, which it shall give in its sole and complete discretion. Notwithstanding anything herein or in any other Loan Document to the contrary, nothing herein shall affect the Authority's unconditional right to enforce its Reserved Rights.

                                   ARTICLE VII

                           INSURANCE AND CONDEMNATION


      7.1. Insurance Coverage and Terms.

            (a) Until payment of the Bonds shall be made, the Borrower will at a minimum, maintain general comprehensive liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Project or the Project site (such coverage to include provisions waiving subrogation against the Authority) in amounts not less than $1,000,000 with respect to bodily injury to any one person, $1,000,000 with respect to bodily injury to two or more persons in any one accident and, $1,000,000 with respect to property damage resulting from any one occurrence and naming the Authority as an additional insured.

            (b) Each insurance policy obtained in satisfaction of the requirement of this Section:

                  (i) shall be by such insurer (or insurers) as shall be financially responsible, qualified to do business in the State and of recognized standing;

                  (ii) shall be in such form and have such provisions as are generally considered standard provisions for the type of insurance involved;

                  (iii) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least 30 days prior written notice to the Authority.

Without limiting the generality of the foregoing, policies carried on the Project and the Project site shall name the Authority as an additional insured. Prior to expiration of any such policy, the Borrower shall furnish the Authority with evidence satisfactory to the Authority that the policy or certificates has been renewed or replaced in compliance with this Agreement.

            (c) In the event the Borrower shall fail to maintain the insurance coverage required by this Agreement, the Authority or the Agent may (but shall be under no obligation to), after ten (10) days prior written notice to the Borrower, unless cured within such ten (10) days, contract for the required policies of insurance and pay the premiums on the same and the Borrower agrees to reimburse the Authority or the Agent to the extent of the amounts so advanced with interest thereon at the maximum rate permitted by law.

      7.2. Damage, Destruction and Condemnation; Application of Insurance Proceeds and Condemnation Awards.

            (a) If any of the Project shall be damaged or either partially or totally destroyed, or if title to, or the temporary use of, the whole or any part of the Project shall be taken or condemned by a competent authority for any public use or purpose, there shall be no abatement or reduction in the amounts payable by the Borrower pursuant to this Agreement and the Borrower shall continue to be obligated to make such payments.

            (b) In the event of any damage to, or destruction of, or taking or condemnation of, the Project, the Borrower may, with the Agent's consent, within six (6) months of such damage to, or destruction, taking or condemnation of the Project, elect to repair and/or replace the Project. In the event that the Borrower, with the Agent's consent, chooses to repair and/or replace the Project, the proceeds of any insurance covering such damage or destruction and the proceeds of any such taking or condemnation award relating to the Project shall be paid:

                  (1) to the Borrower in the case of any particular damage to, or destruction, taking or condemnation of, the Project, if such proceeds do not exceed $100,000 in the aggregate, and the Borrower shall use such proceeds to pay the costs of repair or replacement of such damage to, or destruction, taking or condemnation of, the Project; or

                  (2) to the Agent in the case of any particular damage to,
            taking or condemnation or destruction of, the Project, if such proceeds exceed $100,000 in the aggregate, to be deposited by the Agent in the Project Fund and, to the extent of the Borrower's cost of repair or replacement of such damage to, or destruction, taking or condemnation of, the Project, to be applied by the Agent in the manner prescribed and subject to the requirements set forth in
            Section 5.3 hereof to pay for the cost of repairing or replacing the damage to, or destruction, taking or condemnation of, the Project (the "Repairs and Replacement"). To the extent such proceeds held by the Agent pursuant to this paragraph exceed the cost of the Repairs and Replacement, such excess shall be paid to the Borrower.

            (c) In the event of any damage to, destruction of, or taking or condemnation of, the Project, and if the Borrower chooses not to repair and/or replace the Project pursuant to paragraph (b) of this Section, then:

                  (1) if the net proceeds, after payment of all costs of
            collection, of any insurance covering such damage or destruction and the proceeds of any such taking or condemnation award do not exceed $100,000 in the aggregate, such proceeds shall be paid to the Borrower; or

                  (2) if the damage to, destruction of, or taking or
            condemnation of, the Project results in rendering the Project substantially unsuitable for the purpose for which it was intended, or results in an inability to replace the Project in a suitable manner, as certified by an Authorized Officer of the Borrower, the net proceeds of any such insurance or condemnation award shall be paid to the Agent and deemed to be a prepayment of the Loan, but only if the Borrower gives written notice to the Agent, directing the Agent to apply the proceeds to the redemption of the Bond pursuant to Section 3.4.

            (d) The net proceeds of all comprehensive general liability, automobile liability and owner's liability insurance, and all workers compensation insurance as may be required by Section 7.1(a) hereof shall be applied by the Borrower to the payment of any judgment, settlement or liability incurred for risks covered by such insurance.

      7.3. Eminent Domain.

      Immediately after the commencement of any condemnation or similar proceedings by a third party in the exercise of a power of eminent domain, or a power in the nature of eminent domain, the Borrower shall immediately notify the Agent and the Authority in writing. The proceeds of any condemnation award or other compensation paid by reason of a conveyance in lieu of the exercise of such power, shall be applied pursuant to Section 7.2 hereof.

                                  ARTICLE VIII

                         OTHER COVENANTS OF THE BORROWER

      8.1. Further Assurances; Financing Statements.

      Concurrently with the execution and delivery hereof and thereafter from time to time, the Borrower shall take or cause to be performed all actions reasonably necessary to perfect and preserve the lien or security interest granted by this Agreement. The Borrower shall perform or cause to be performed any such acts, and execute and cause to be executed any and all further instruments as may be required by law or as shall reasonably be requested by the Authority or the Agent for such protection of the interests of the Agent and the Holder, and shall furnish satisfactory evidence to the Authority and the Agent of recording, registering, filing and refiling of such instruments and of every additional instrument in such place or places which shall be necessary to preserve such security interests until the principal, Redemption Price of and interest on the Bond secured hereby shall have been paid.

      8.2. Assignment of Agreement; No Defense or Set-Off.

      Subject to the Authority's retention of its Reserved Rights, this Agreement and the right to receive payments thereunder and under the other Loan Documents will be assigned by the Authority to the Agent pursuant to the Assignment attached hereto as Exhibit A and made a part hereof. The Borrower consents to the assignment by the Authority and agrees to pay or cause to be paid directly to the Agent amounts due to the Agent under Sections 4.2 and 4.3 hereof and under the other Loan Documents without any defense, set-off or counterclaim arising out of any default on the part of the Authority under this Agreement or any transaction between the Borrower and the Authority, including, without limitation any acts or circumstances that may constitute failure of consideration, destruction of or damage to the facilities included in the Project, commercial frustration of purpose, failure of the Authority to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement or the Agent not performing its duties pursuant to the terms of this Agreement. The Borrower agrees that the Agent may exercise all rights granted the Authority hereunder, subject to the Authority's Reserved Rights.

      8.3. Covenant Against Adverse Acts.

      The Borrower agrees that it shall not enter into any contracts or agreements or perform any acts or request the Authority to enter into any contracts or agreements or perform any acts which may materially adversely affect any of its assurances or any rights of the Authority.

      8.4. Covenant Against Encumbrances.

      Borrower agrees that, except for the liens created hereby, at all times during the term of this Agreement, it shall neither sell, transfer, dispose of, pledge, mortgage, assign or otherwise encumber any or all of the Collateral without the prior written consent of the Authority and the Agent (other than to the Authority, the Agent or the Purchaser).

      8.5. Payment of Agent's Compensation and Expenses.

      The Borrower will pay the Agent's reasonable compensation and expenses under this Agreement, including reasonable counsel fees and disbursements (other than fees incurred by the Agent in connection with the Closing, sole responsibility for which shall be borne by the Agent), including, but not limited to, all costs of redeeming the Bonds thereunder. The Authority shall not be responsible for any such compensation and expenses.

      8.6. Indemnification of the Authority with respect to Disclosure.

      The Borrower agrees to indemnify, protect, defend and hold harmless the Authority and any member, officer, director, employee, agent, or attorney of the Authority and each person, if any, who controls the Authority within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities or expenses whatsoever, including reasonable counsel fees, caused by, or which arise out of or relate to, any untrue statement or misleading statement or alleged untrue statement or alleged misleading statement by the Borrower, of a material fact contained in this Agreement or incorporated therein by reference or supplied by the Borrower in connection with the sale of the Bonds in accordance with the terms hereof (the "Disclosure Materials"), or which arise out of or relate to, any omission or alleged omission from such Disclosure Materials of any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the provisions of this Section shall not apply to such misleading or untrue statement or any such omission of material fact so required to be stated or necessary and which is contained in information, if any, furnished in writing by the Authority concerning the Authority. This indemnity agreement is in addition to any other liability which the Borrower may otherwise have. Notwithstanding anything in the Loan Documents which may limit recourse to the Borrower or may otherwise purport to limit the Borrower's liability, the provisions of this Section shall control the Borrower's obligations and shall survive repayment of the Bonds.

            If the indemnification provided heretofore is for any reason determined to be unavailable to the Indemnified Parties, then, with respect to any such loss, claim, demand or liability, including expenses in connection therewith, the Indemnified Parties, shall be entitled as a matter of right to contribution by the Borrower. The amount of such contribution shall be in such proportion as is appropriate to reflect the relative culpability of the parties.

      8.7. Indemnification of the Authority with respect to the Project and Other Matters.

            (a) The Borrower agrees to and does hereby indemnify and hold harmless the Indemnified Parties against any and all losses, claims, damages or liabilities (including all costs, expenses and reasonable counsel fees incurred in investigating or defending such claim) suffered by any of the Indemnified Parties and caused by, relating to, arising out of, resulting from, or in any way connected with (a) the condition, use, possession, conduct, management, planning, design, acquisition, construction, installation, financing or sale of the Project or any part thereof including the payment of rebate to the federal government; or (b) any untrue statement of a material fact contained in information provided by the Borrower with respect to the transactions contemplated hereby; (c) any omission of a material fact necessary to be stated therein in order to make such statement not misleading or incomplete; or (d) the acceptance or administration by the Authority of its duties under this Agreement. In case any action shall be brought against one or more of the Indemnified Parties based upon any of the above and in respect to which indemnity may be sought against the Borrower, such Indemnified Party shall promptly notify the Borrower in writing, and except where the Borrower is the claimant the Borrower shall assume the defense thereof, including the employment of counsel satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties shall have the right to employ separate counsel at the Borrower's expense in any such action and to participate in the defense thereof if, in the opinion of the Indemnified Party, a conflict of interest could arise out of the representation of the parties by the same counsel. The Borrower shall not be liable for any settlement of any such action effected without Borrower's consent, but if settled with the consent of the Borrower, or if there is a final judgment for the claimant on any such action, the Borrower agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.

            (b) The Borrower agrees to and does hereby indemnify and hold harmless the Indemnified Parties against any and all losses, claims, damages or liabilities (including all costs, expenses, and reasonable counsel fees incurred in investigating or defending such claim) suffered by any of the Indemnified Parties and caused by, relating to, arising out of, resulting from, or in any way connected to an examination, investigation or audit of the Bond by the Internal Revenue Service (the "IRS"). In the event of such examination, investigation or audit, the Indemnified Parties shall have the right to employ counsel at the Borrower's expense. In such event, the Borrower shall assume the primary role in responding to and negotiating with the IRS, but shall inform the Indemnified Parties of the status of the investigation. In the event Borrower fails to respond adequately and promptly to the IRS, the Authority shall have the right to assume the primary role in responding to and negotiating with the IRS and shall have the right to enter into a closing agreement, for which Borrower shall be liable.

            (c) Notwithstanding anything in this Agreement to the contrary which may limit recourse to the Borrower or may otherwise purport to limit the Borrower's liability, the provisions of this Section shall control the Borrower's obligations and shall survive repayment of the Bonds.

      8.8. Covenants of Borrower with Respect to Exemption of Interest from Federal Income Taxation.

      It is the intention of the parties hereto that the interest on the Series 2003 A Bond be and remain free from Federal income taxation, and, to that end, the Borrower does hereby covenant with the Authority, the Agent and each of the holders of the Series 2003 A Bond, as follows:

            (a) that it will not take any action, or fail to take any action, if any such action or failure to take action would adversely affect the exclusion from gross income of the interest on the Series 2003 A Bond under Section 103 of the Code.

            (b) that it shall not directly or indirectly use or permit the use (including the making of any investment) of any proceeds of the Series 2003 A Bond or any other funds of the Authority or the Borrower, or take or omit to take any action, that would cause the Series 2003 A Bond to be an "arbitrage bond" within the meaning of Section 148(a) of the Code.

            (c) that if a Change in Use occurs while the Series 2003 A Bond is outstanding, the Borrower agrees that it will deposit monies with the Agent in such manner to effect the payment of the Series 2003 A Bond or any maturity thereof at the next optional redemption call date in accordance with the Agreement. The amounts to be so deposited will be sufficient to pay the principal of and interest on the Series 2003 A Bond required to be paid no later than the first date on which such Series 2003 A Bond may be called under the applicable optional redemption provisions.

            (d) that neither it, nor any related person to it (within the meaning set forth in Treasury Regulation Section 1.150-1(b)), pursuant to an arrangement, formal or informal, shall purchase the Series 2003 A Bond.

      8.9. Rebate Covenant.

            (a) The Borrower hereby covenants that in connection with complying with the requirement for payment of the Rebatable Arbitrage to the United States with respect to the Series 2003 A Bond, the Borrower will take the following actions:

                (1) Six months after closing, the Borrower will provide a written certification to the Authority and the Agent indicating whether the Borrower complied with the 6-month exception to the arbitrage rebate requirement set forth in the Code.

                (2) Unless the Borrower has complied with the 6-month exception, the Borrower will retain a Rebate Expert on or within 30 days before the Initial Rebate Computation Date and on each Rebate Computation Date thereafter, (A) to compute the Rebatable Arbitrage with respect to the Bond for the period ending on the Initial Rebate Computation Date, (B) to deliver an opinion to the Authority and the Agent concerning its conclusions with respect to the amount (if any) of such Rebatable Arbitrage together with a written report providing a summary of the calculations relating thereto and (C) to deliver an opinion to the Authority and the Agent that all of the gross Bond Proceeds of the Series 2003 A Bond (within the meaning of Section 148(f) of the Code), other than gross Bond Proceeds of the Series 2003 A Bond on deposit in a bona fide debt service fund (within the meaning of Section 148(f) of the Code), have been expended on or prior to the Initial Rebate Computation Date. "Rebate Expert" means any of the following chosen by the Borrower: (A) Bond Counsel, (B) any nationally recognized firm of certified public accountants, (C) any reputable firm which offers to the tax-exempt bond industry rebate calculation services and holds itself out as having expertise in that area, or (D) such other person as is approved by Bond Counsel.

                (3) In the event the amount in the Project Fund is insufficient to fund the Rebate Fund, the Borrower shall within ten (10) days of receipt of the report furnished by the Rebate Expert pursuant to paragraph (2) above, pay or cause to be paid to the Agent for deposit into the Rebate Fund the difference between the amount required to fund the Rebatable Arbitrage and the amount on deposit in the Rebate Fund. If the Borrower fails to make or causes to be made any payment required pursuant to this paragraph (3) when due, the Authority shall have the right, but shall not be required, to make such payment to the Agent on behalf of the Borrower. Any amount advanced by the Authority pursuant to this paragraph (3) shall be added to the moneys owing by the Borrower under this Agreement and shall be payable on demand with interest at the Default Rate as provided in the Note.

                (4) In the event Rebatable Arbitrage is due, the Borrower will direct the Agent to withdraw from the Rebate Fund and pay over to the United States the Rebatable Arbitrage with respect to the Series 2003 A Bond in installments as follows: each payment shall be made not later than sixty (60) days after the then current Rebate Computation Date and shall be in an amount that ensures that ninety percent (90%) of the Rebatable Arbitrage with respect to the Series 2003 A Bond, as of the then current Rebate Computation Date, will have been paid to the United States.

                (5) Each payment of the Rebatable Arbitrage to be paid to the United States shall be filed with the Internal Revenue Service at such address that may be specified by the Internal Revenue Service. Each payment shall be accompanied by Form 8038-T (or such other form required by the Internal Revenue Service furnished by the Borrower or the Authority), executed by the Authority, and a statement identifying the Authority, the date of the issue, the CUSIP number for the Series 2003 A Bond and a copy of the applicable Form 8038.

                (6) The Borrower acknowledges that the Authority shall have the right at any time and in the sole and absolute discretion of the Authority to obtain from the Borrower and the Agent the information necessary to determine the amount required to be paid to the United States pursuant to Section 148(f) of the Code. Additionally, the Authority may, with reasonable cause, (A) review or cause to be reviewed any determination of the amount to be paid to the United States made by or on behalf of the Borrower and (B) make or retain a Rebate Expert to make the determination of the amount to be paid to the United States. The Borrower hereby agrees to be bound by any such review or determination, absent manifest error, to pay the costs of such review, including without limitation the reasonable fees and expenses of counsel or a Rebate Expert retained by the Authority, and to pay to the Agent any additional amounts for deposit in the Rebate Fund required as the result of any such review or determination.

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

                (7) Notwithstanding any provision of this Section to the contrary, the Borrower shall be liable, and shall indemnify and hold the Authority and the Agent harmless against any liability, for payments due to the United States pursuant to Section 148(f) of the Code. Further, the Borrower specifically agrees that neither the Authority nor the Agent shall be held liable, or in any way responsible, and the Borrower shall indemnify and hold harmless the Agent and Authority against any liability, for any mistake or error in the filing of the payment or the determination of the amount due to the United States or for any consequences resulting from any such mistake or error. The provisions of this paragraph (7) shall survive termination of this Agreement.

                (8) The Authority, the Agent and the Borrower acknowledge that the provisions of this Section are intended to comply with Section 148(f) of the Code and the regulations promulgated thereunder and if as a result of a change in such section of the Code or the regulations promulgated thereunder or in the interpretation thereof, a change in this Section shall be permitted or necessary to assure continued compliance with Section 148(f) of the Code and the promulgated regulations thereunder, then with written notice to the Agent, the Authority and the Borrower shall be empowered to amend this Section and the Authority may require, by written notice to the Borrower and the Agent, the Borrower to amend this Section to the extent necessary or desirable to assure compliance with the provisions of Section 148 of the Code and the regulations promulgated thereunder; provided that either the Authority or the Agent shall require, prior to any such amendment becoming effective, at the sole cost and expense of the Borrower, an opinion of Bond Counsel satisfactory to the Authority to the effect that either (A) such amendment is required to maintain the exclusion from gross income under Section 103 of the Code of interest paid and payable on the Series 2003 A Bond or (B) such amendment shall not adversely affect the exclusion from gross income under Section 103 of the Code of the interest paid or payable on the Series 2003 A Bond.

      8.10. Corrective Instruments.

      The Authority and the Borrower agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Agreement.

      8.11. Taxes and Liens.

      The Borrower will promptly pay, or cause to be paid, all taxes, assessments or other governmental charges which may lawfully be levied or assessed upon the income or profits of the Borrower, or upon any property, real, personal or mixed, belonging to the Borrower or upon any part thereof, and also any lawful claims for labor, material and supplies which, if unpaid, might become a lien or charge against any such property; provided, however, the Borrower shall not be required to pay any such tax, assessment, charge, levy or claim so long as the validity thereof shall be actively contested in good faith by proper proceedings; but provided further that any such tax, assessment, charge, levy or claim shall be paid forthwith upon the commencement of proceedings to foreclose any lien securing the same unless a surety bond satisfactory to the Agent is obtained and delivered to the Agent.

      8.12. Compliance with Department of Environmental Protection.

      The Borrower shall operate the Project or cause it to be operated materially in compliance with all applicable rules and regulations promulgated by the Department of Environmental Protection of the State or any successor agency thereto.

      8.13. Pledged Funds.

      Except as provided for in the Pledge Agreement, the Borrower will not create or establish any other fund to provide for the payment of debt service on the Bonds or which will be pledged as collateral for the Bonds and for which there is reasonable assurance that amounts deposited therein will be available to pay debt service on the Bonds.

      8.14. Financial Statements.

      The Borrower shall deliver to the Agent and the Purchaser, and to the Authority upon request, the following financial statements:

                (1) Within ninety (90) days after the close of each Fiscal Year a balance sheet and an income statement, audited by a certified public accountant selected by the Borrower and approved by the Purchaser, presenting the Borrower's assets and liabilities at the close of its Fiscal Year and the results of its operations during said Fiscal Year.

                (2) Within sixty (60) days after the close of each quarter of the Fiscal Year, an unaudited balance sheet and income statement certified to by an appropriate officer of the Borrower, presenting the Borrower's assets and liabilities as of the close of such quarters and the result of its operations for such quarters. Said balance sheet and income statement may be subject to audit and year end adjustments.

                (3) Within ninety (90) days of the close of each Fiscal Year, the Borrower's Form 10-K, as filed with the Securities and Exchange Commission (the "SEC").

                (4) Within sixty (60) days after the close of each quarter of the Fiscal Year, the Borrower's Form 10-Q, as filed with the SEC.

                (5) The Borrower further agrees, in addition to, and not in limitation of, item 3 of this Section to notify the Authority, the Purchaser and the Agent as soon as possible, but in any event within ten (10) days after the occurrence of any Event of Default as specified in this Agreement or of any act, omission, thing or condition which upon the giving of notice or lapse of time, or both, would constitute such an Event of Default has happened or exists, which notice shall also specify the Event of Default or act, omission, thing or condition in question and set forth in detail what action the Borrower proposes to take with respect thereto.

                (6) The Borrower further agrees to provide from the Borrower's certified public accountant a written acknowledgment stating that such certified public accountant acknowledges, and the Borrower has knowledge of, the Authority's, the Agent's and the Purchaser's reliance on the certified public accountant's information and services.

                (7) Each audited financial statement furnished pursuant to this Section shall be prepared in accordance with generally accepted accounting principles and practices consistently applied for the period to which it relates.

      8.15. Further Covenants.

      Borrower further covenants that it will:

                (1) maintain at least one operating account with Purchaser;

                (2) not, without the prior written consent of the Authority, the Purchaser and the Agent, pay any dividends, make any withdrawal from its capital, make any other distributions or repurchase, redeem, or otherwise acquire or set aside reserves to acquire, any of its outstanding stock, partnership or other equity interest, except in the ordinary course of business;

                (3) not, without the prior written consent of the Authority, the Purchaser and the Agent, become directly, indirectly or contingently liable for the debts of others, except as an endorser of checks or drafts negotiated in the ordinary course of business; and

                (4) not change management without prior written approval of the Agent;

      8.16. Payment Upon an Event of Taxability.

      Upon the occurrence of an Event of Taxability caused by any action or inaction of the Borrower, any obligated party (as defined in the Code), any tenant or user of the Project or any related person (as defined in the Code) thereto, the Borrower shall pay to the Purchaser an amount equal to the Federal and State income taxes, penalties, late charges, fees or expenses, and other costs incurred by the Purchaser as a result of such Event of Taxability (all referred to as the "Incremental Amount"), retroactive to the date when such Event of Taxability occurred. The calculation of the Incremental Amount due shall be made at the sole judgment of the Purchaser.

      8.17. Filing of Other Documents.

      The parties hereto shall execute, at the request of the Borrower, and the Borrower shall file financing statements, continuation statements, notices and such other documents necessary to perfect all security interests created pursuant to the terms of this Agreement, and to preserve and protect the rights of the Agent in the granting by the Authority of certain rights of the Authority pursuant to this Agreement and the Notes, and the Authority shall have no responsibilities for such filings whatsoever, other than executing the documents requested by the Borrower.

                                   ARTICLE IX

                              CONCERNING THE AGENT


      9.1. Agent; Appointment and Acceptance of Duties.

      Fleet National Bank is hereby appointed as Agent. The Agent shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by executing this Agreement.

      9.2. Agent Entitled to Indemnity.

      The Agent shall be under no obligation to institute any suit, or to undertake any proceeding under this Agreement, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder, until it shall be indemnified by the Borrower to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements, and, subject to Section 9.3 hereof, against liability. The Agent may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as the Agent, without indemnity, and in such case the Agent shall be reimbursed by the Borrower in connection with which such action shall have been taken for all reasonable costs and expenses, outlays and reasonable counsel fees and other reasonable disbursements properly incurred in connection therewith.

      9.3. Responsibilities of Agent.

      The Agent makes no representations as to the validity or sufficiency of this Agreement or of the Bonds or in respect of the security afforded by this Agreement, and the Agent shall incur no liability in respect thereof. Except as otherwise provided herein, the Agent shall be under no responsibility or duty with respect to: (i) the issuance of the Bond for value; (ii) the application of the proceeds thereof, except to the extent that such proceeds are received by it in its capacity as Agent; or (iii) the application of any moneys paid to the Authority or others in accordance with this Agreement, except as to the application of any moneys paid to it in its capacity as Agent.

      The duties and obligations of the Agent shall be determined by the express provisions of this Agreement, and the Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement. During the existence of any Event of Default that has not been cured, the Agent may exercise any of the rights and powers vested in it by this Agreement. At all times the Agent shall use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of the person's own affairs.

      The Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Agreement except for its own willful misconduct or gross negligence.

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

      9.4. Agent May Enforce Authority's Rights Under the Agreement.

      The Authority agrees that the Agent, subject to the provisions of this Agreement reserving certain rights to the Authority, as assignee of the Authority (but not in the name of the Authority) may enforce all rights of the Authority and all obligations of the Borrower under and pursuant to this Agreement whether or not the Authority is in default hereunder.

      9.5. Evidence on which the Authority and the Agent May Act.

      The Authority and/or the Agent, as the case may be, may rely conclusively, and shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith, reasonably and in accordance with the terms of this Agreement, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document that it shall in good faith reasonably believe to be genuine and to have been adopted or signed by the proper board or Person or to have been prepared and furnished pursuant to any of the provisions of this Agreement, or upon the written opinion of any counsel, architect, engineer, insurance consultant, management consultant or accountant reasonably believed by the Authority and/or the Agent, as the case may be, to be qualified in relation to the subject matter, and the Authority and/or the Agent, as the case may be, shall be under no duty to make any investigation or inquiry into any statements contained or matters referred to in any such instrument.

      The Agent shall not be under any obligation to see to the recording or filing of this Agreement, or otherwise to the giving to any Person of notice of the provisions hereof except as expressly required in connection with this Agreement.

      Except as otherwise provided in this Agreement, any request, notice, certificate or other instrument from the Authority to the Agent shall be deemed to have been signed by the proper party if signed by an Authorized Officer of the Authority, and the Agent may accept and rely upon a certificate signed by an Authorized Officer of the Authority, as to any action taken by the Authority. The Agent may consult with counsel, who may or may not be Bond Counsel or counsel to the Authority, and the opinion of such counsel with respect to matters of law shall be full and complete authorization and protection in respect of any action taken or suffered by it in good faith and in accordance therewith.

      Whenever the Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action under this Agreement, unless other evidence in respect thereof be hereby specifically prescribed, such matter may be deemed to be conclusively proved and established by a certificate of an Authorized Officer of the Authority. Such certificate shall be full warrant for any action taken or suffered in good faith under the provisions hereof, but in its discretion the Agent may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as it may deem reasonable.

      9.6. Compensation.

      Unless otherwise provided by contract with the Agent, the Agent shall be paid by the Borrower from time to time reasonable compensation for all services rendered by it hereunder in connection with the Bonds, together with all of its reasonable expenses, charges, reasonable counsel fees and other disbursements and those of its counsel, agents and employees incurred in and about the administration and execution of the trusts hereby created and the exercise of its powers and the performance of its duties hereunder in connection with the Bonds (other than fees incurred by the Agent in connection with the Closing, sole responsibility for which shall be borne by the Agent). The Agent shall be entitled to indemnification by the Borrower against any such expenses and liabilities that the Agent may incur in the exercise and performance of such powers and duties hereunder, and that are not directly or indirectly due to its willful misconduct or gross negligence. None of the provisions contained in this Agreement shall require the Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it. The Agent agrees that the Borrower shall be responsible for the payment of the previously enumerated fees and expenses and indemnification and the Authority shall not be responsible for the payment of such fees and expenses or indemnification.

      9.7. Permitted Acts.

      The Agent and its directors, officers, employees or agents may become the owner of or may in good faith buy, sell, own, hold and deal in the Bonds and may join in any action that any Holder may be entitled to take as fully and with the same rights as if it were not the Agent. The Agent may act as depository for, and permit any of its officers or directors to act as a member of, or in any other capacity with respect to, the Authority or any committee formed to protect the rights of the Holder or to effect or aid in any reorganization growing out of the enforcement of the Bond or this Agreement, provided that the Agent's duties as Agent do not conflict with this Section and provided further that this
Section is subject to the limited liability of the Authority as set forth in
Section 2.2(f) hereof.

      9.8. Resignation of Agent.

      The Agent may at any time resign and be discharged of its duties and obligations hereunder by giving at least sixty (60) days written notice to the Borrower, the Authority and the Holder. Such resignation shall take effect upon the appointment of a successor Agent and the acceptance of such appointment by such successor.

      9.9. Removal of Agent.

      The Agent may be removed at any time by the Holder by an instrument or concurrent instruments in writing signed and acknowledged by such Holder or by its attorneys-in-fact, duly authorized, and delivered and filed with the Agent, with a copy to the Borrower. Facsimile copies of each such instrument providing for any such removal shall also be delivered to the Authority. The Authority may remove the Agent at any time, so long as no Event of Default shall have occurred and be continuing, in the sole discretion of the Authority, by filing with the Agent an instrument signed by an Authorized Officer of the Authority. Notice of any removal of the Agent by the Authority shall be given by the Authority to the Holder. The Agent may also be removed at any time for any breach of trust or, for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Agreement with respect to the duties and obligations of the Agent by any court of competent jurisdiction upon the application of the Authority or the Holder. Such removal shall take effect upon the appointment of a successor Agent and the acceptance of such appointment by such successor Agent.

      9.10. Successor Agent.

            (a) In case at any time the Agent shall resign, be removed, be dissolved, become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if a receiver, liquidator or conservator of the Agent or of its property shall be appointed, or if any public officer shall take charge or control of the Agent, or of its property or affairs, a successor Agent may be appointed by the Holder of the Outstanding Bonds by an instrument or concurrent instruments in writing signed and acknowledged by such Holder or its attorneys-in-fact, duly authorized, and delivered to such successor Agent, with notification thereof being given to the predecessor Agent, and the Authority. The resignation or removal of the Agent shall take effect upon the appointment of the successor Agent.

            (b) If in a proper case no appointment of a successor Agent shall be made pursuant to the foregoing provisions of this Section within forty-five (45) days after the giving by the Agent of written notice of resignation in accordance with Section 9.8 or after the occurrence of any other event requiring or authorizing such appointment, the Agent or the Holder may apply to any court of competent jurisdiction for the appointment of such a successor, and the court may thereupon, after such notice, if any, as the court may deem proper, appoint a successor Agent.

            (c) Any successor Agent appointed under the provisions of this Section shall be a commercial bank or trust company chartered under the laws of any state of the United States of America or a national banking association organized under the laws of the United States of America having a capital and surplus aggregating at least $10,000,000 if there is such a bank or trust company or national banking association willing and able to accept the appointment on reasonable and customary terms and authorized by law to perform all the duties required by this Agreement.

      9.11. Transfer of Rights and Property to Successor Agent.

      Any successor Agent appointed under the provisions of this Agreement shall execute, acknowledge and deliver to its predecessor and the Authority a written instrument of acceptance of such appointment, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all moneys, estates, properties, rights, immunities, powers, duties, obligations and trusts of its predecessor hereunder, with like effect as if originally appointed as Agent. However, the Agent then ceasing to act shall, nevertheless, on request of the Authority or such successor, execute, acknowledge and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor all the rights, immunities, powers and trusts of such Agent and all the right, title and interest of such Agent in and to this Agreement and shall pay over, assign and deliver to such successor any moneys or other properties subject to the trusts and conditions herein set forth. Should any deed, conveyance or instrument in writing from the Authority be required by such successor for more fully and certainly vesting in and confirming to it any such moneys, estates, properties, rights, powers, duties or obligations, any and all such deeds, conveyances and instruments in writing shall be executed, acknowledged and delivered by the Authority on request and so far as may be authorized by law.

      9.12. Merger, Conversion or Consolidation of Agent.

      Any company into which the Agent may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Agent may sell or transfer all or substantially all of its corporate trust business shall be the successor to such Agent, without any further act, deed or conveyance, provided that such company shall be a commercial bank or trust company or national banking association qualified to be a successor to such Agent under the provisions of Section 9.9.

      9.13. Filing of Certain Continuation Statements and Other Documents.

            (a) From time to time, the Agent shall file or cause to be filed continuation statements, supplements and amendments at the times required by the Uniform Commercial Code of the State for the purpose of continuing without lapse the perfected status of (i) those financing statements, if any, which shall have been filed at or prior to the issuance of the Bonds in connection with the security for the Bond pursuant to the authority of the Uniform Commercial Code of the State, and (ii) any previously filed continuation statements, supplements or amendments, if any, which shall have been filed as herein required. The Authority and the Borrower shall sign and deliver to the Agent or its designees such continuation statements as may be requested of it from time to time by the Agent. Upon the filing of any such continuation statement the Agent shall immediately notify the Authority and the Borrower that the same has been accomplished.

            (b) The Agent is authorized to file financing statements that may be needed to perfect the security interests granted hereunder without the Borrower's signature.

      9.14. Action When Bond No Longer Outstanding.

      Subject to the provisions of Section 11.1 hereof, at such time that the Bond are no longer Outstanding and all amounts due to the Authority and the Agent hereunder have been paid in full, the Agent and the Authority shall immediately take all actions to terminate the liens created hereunder including the execution of any documents and termination statements in connection therewith and delivery of the same to the Borrower or at its direction. Any amounts remaining thereafter shall be paid to the Borrower.

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

                                    ARTICLE X

                                   INVESTMENTS

      10.1. Investment of Funds.

            (a) Investment of moneys in the Debt Service Fund and the Project Fund (including the accounts established thereunder) established hereunder shall be made by the Agent, in accordance with the written directions of an Authorized Officer of the Borrower either: (i) to place an order for a designated investment; or (ii) to purchase an investment for which an order has been previously placed. The Agent shall not be liable for any investments made pursuant to such written direction. Pending receipt of written investment directions from the Borrower, the Agent shall deposit uninvested moneys in excess of $1,000 within one business day of collection thereof in an interest bearing account that is commonly utilized by the Agent in its corporate trust business, provided that any such deposit may be withdrawn at any time upon demand.

            (b) Moneys in the Debt Service Fund and the Project Fund may only be invested and reinvested in Investment Obligations.

            (c) Investments made pursuant to this Agreement shall not mature later than the date on which the funds are reasonably expected to be required for the purpose for which they are held.

            (d) Neither the Agent nor the Authority shall be liable for any depreciation in the value of any obligations in which moneys of the Funds or accounts shall be invested, as aforesaid, or for any loss arising from any investment or the liquidation thereof.

      10.2. Valuation and Sale of Investments.

      Obligations purchased as an investment of moneys in any Fund created under the provisions of this Agreement shall be deemed at all times to be a part of such Fund and any profit realized from the liquidation of such investment shall be credited to such Fund, and any loss resulting from the liquidation of such investment shall be charged to the respective Fund.

      In computing the amount in any Fund created under the provisions of this Agreement for any purpose provided in this Agreement, obligations purchased as an investment of moneys therein shall be valued at the current market value thereof.

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

                                   ARTICLE XI

                                  MISCELLANEOUS

      11.1. Defeasance.

            (a) When the Authority shall pay or cause to be paid the principal and Redemption Price (if any) of and interest on the Bonds and all other sums payable by the Authority pursuant to this Agreement, and when all amounts due to the Authority and the Agent under this Agreement shall have been paid in full, then the pledge hereunder shall be released, discharged and satisfied. In such event, the Agent shall take such actions as required by Section 9.13.

            (b) A Bond for the payment or redemption of which Available Moneys shall then be held by the Agent (through deposit by the Authority of moneys for such payment or redemption or otherwise), whether at or prior to the maturity or the redemption date of such Bond, shall be deemed to have been paid within the meaning of this Section; provided, however, that: (i) if any such Bond is to be redeemed prior to the maturity thereof, the Authority shall have taken all action necessary hereunder to redeem such Bond and provision reasonably satisfactory to the Agent shall have been made for the Agent to give notice of such redemption in accordance with Section 3.4 hereof; (ii) if the maturity or redemption date of any such Bond shall not then have arrived, provision shall have been made by the Authority by deposit with the Agent for the payment to the Holder upon surrender thereof, whether or not prior to the maturity or redemption date thereof, of the full amount in cash, or Government Obligations (provided such securities are not subject to any prepayment or redemption prior to maturity and do not include items described in clauses (iv), (vi), (vii) or
(viii) of Investment Obligations even if secured by Government Obligations), the principal of and interest on which when due will equal such full amount to which they would be entitled by way of principal or Redemption Price of and interest thereon to the date of such maturity or redemption, and provision shall have been made by the Authority, reasonably satisfactory to the Agent, for mailing by the Agent, in accordance with Section 3.4 hereof, of a notice to the Holder of such Bond that such moneys are so available for such payment; (iii) the Agent shall have received an opinion of counsel from a law firm having a reputation in the field of bankruptcy law acceptable to the Agent, opining that the amounts applied to the payment of the Bond, when received by the Holder for principal, Redemption Price, if any, of and interest on the Bond will not constitute a voidable preference under Section 547 of the Federal Bankruptcy Code in the event of bankruptcy by the Authority or the Borrower or will not be recoverable under Section 550 of the Federal Bankruptcy Code in the event of a bankruptcy by any guarantor of the Borrower's obligations under this Agreement; and (iv) the Agent shall have received a report from a certified public accountant verifying the accuracy of the amount deposited pursuant to this Section to pay the Bond to be paid pursuant to this Section.

            (c) If the Bonds shall not be presented for payment when the principal thereof becomes due (whether at maturity, by acceleration, upon call for redemption, upon purchase or otherwise), all liability of the Authority to the Holder thereof for the payment of the Bonds, shall forthwith cease and be completely discharged if funds sufficient to pay the Bonds and interest due thereon, if any, shall be held by the Agent uninvested for the benefit of the Holder, and thereupon it shall be the duty of the Agent to hold such funds, without liability for interest thereon, for the benefit of the Holder, who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on his part under this Agreement or on, or with respect to, the Bonds.

      Any moneys deposited with the Agent or then held by the Agent in trust for the payment of the principal or Redemption Price of and interest on the Bonds and remaining unclaimed in accordance with applicable law shall be paid to the State. Thereafter, the Holder shall look only to the State for payment and then only to the extent of the amount so received without any interest thereon, and the Agent shall have no responsibility with respect to such moneys.

      11.2. Evidence of Signatures of Holder and Ownership of Bonds.

      Any request, consent or other instrument which this Agreement may require or permit to be executed by the Holder may be in one or more instruments of similar tenor and shall be signed by such Holder in person or by its attorneys duly appointed in writing. Proof of the execution of any such instrument or of an instrument appointing any such attorney or the holding by any person of such Bond shall be sufficient for any purpose of this Agreement (except as otherwise herein expressly provided) if in the form of a certificate, which need not be acknowledged or verified, of an officer of a bank or trust company satisfactory to the Agent or of any notary public or other officer authorized to take acknowledgments of deeds to be recorded in the state in which it purports to act, that the person signing such request or other instrument acknowledged to him the execution thereof or by an affidavit of a witness of such execution, duly sworn to before such notary public or other officer. The authority of the person or persons executing any such instrument on behalf of a corporate Holder may be established without further proof if such instrument is signed by a person purporting to be the president or a vice president of such corporation with a corporate seal affixed and attested by a person purporting to be its secretary or an assistant secretary. The Agent may nevertheless in its discretion require further or other proof in cases where it deems the same desirable.

      11.3. Preservation and Inspection of Documents.

      All documents received by the Agent from the Authority or from the Holder under the provisions of this Agreement shall be retained in its possession and shall be subject at all reasonable times to the inspection of the Authority, the Borrower, any Holder and their agents and their representatives, any of whom may make copies thereof.

      11.4. Severability of Invalid Provisions.

      If any one or more of the covenants or agreements provided in this Agreement on the part of the Authority or the Agent to be performed should be contrary to law, then such covenant or covenants, agreement or agreements shall be null and void and shall in no way affect the validity of the other provisions of this Agreement or the Bonds.

      11.5. Notices.

      Any notices or other instruments delivered to the following parties pursuant to this Agreement shall be in writing and shall be sent by registered or certified mail, delivered by messenger or facsimile transmission or sent by telegram to such parties to the respective addresses as follows:

            If to the Authority:

                  New Jersey Economic Development Authority
                  36 West State Street
                  P.O. Box 990 Trenton, New Jersey 08625
                  Attention: Director of Investment Banking

            If to the Agent:

                  Fleet National Bank
                  208 Harristown Road
                  Glen Rock, New Jersey 07458
                  Attention: Commercial Lending

            If to the Purchaser:

                  Fleet National Bank
                  208 Harristown Road
                  Glen Rock, New Jersey 07458
                  Attention: Commercial Lending

            If to the Borrower:

                  Immunomedics Inc.
                  300 American Road
                  Morris Plains, New Jersey 07950
                  Attention: Gerard G. Gorman, CFO

      11.6. Costs and Expenses.

      All expenses in connection with the preparation, execution, delivery, recording and filing of this Agreement, the Notes, and other Financing Documents and in connection with the preparation, issuance and delivery of the Bonds and the enforcement of the rights of the Authority in connection with this Agreement and the Bonds and any and all other documents executed by the Borrower in connection with any of the foregoing, the Authority's Fees, all reasonable attorneys' fees, including the fees and disbursements of Riker, Danzig, Scherer, Hyland & Perretti LLP, Bond Counsel, shall be paid directly by the Borrower. The Borrower shall also pay, throughout the term of the Bonds, the Authority's fees and expenses and the Agent's annual and special fees and expenses under this Agreement, the Note, including, but not limited to, reasonable attorney's fees and all costs of issuing, marketing, collecting payment on and redeeming the Bonds thereunder, and any costs and expenses of the Holder in connection with any approval, consent or waiver under, or modification of, any such document.

      11.7. Immunity and Indemnification of the Authority.

      In the exercise of the powers of the Authority and its members, officers, employees and agents under this Agreement, including, without limitation, the application of moneys, the investment of funds, or the assignment or other disposition of the collateral if an Event of Default by the Borrower shall have occurred, neither the Authority nor its members, officers, employees or agents shall be accountable to the Purchaser, the Agent or Borrower for any action taken or omitted by it or them in good faith and believed by it or them to be authorized or within the discretion or rights or powers conferred. The Authority and its members, officers, employees and agents shall be protected in its or their acting upon any paper or documents believed by it or them to be genuine, and it or they may conclusively rely upon the advice of counsel and may (but need not) require further evidence of any fact or matter before taking any action.

      11.8. Authority Not Responsible for Insurance, Taxes, Execution of Agreement, or Application of Moneys Applied in Accordance with Agreement.

            (a) The Authority is not under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Borrower, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Authority shall have NO responsibility in respect of the sufficiency of the security provided by this Agreement. The Authority shall not be under any obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and the Authority shall not be under any liability for failure to see that any such duties or covenants are so done or performed.

            (b) The immunities and exemptions from liability of the Authority hereunder shall extend to its directors, members, attorneys, officers, employees and agents.

            (c) Pursuant to the Act, neither the members of the Authority nor any person executing bonds for the Authority shall be liable personally on said bonds by reason of the issuance thereof.

      11.9. Pledge to the Federal Reserve.

      The Purchaser may at any time pledge all or any portion of its rights under the Loan Documents including any portion of the Note to any of the twelve
(12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Purchaser from its obligations under any of the Loan Documents.

      11.10. Integration Clause.

      The Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement and the other Loan Documents. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by this Agreement and the other Loan Documents, and no party is relying upon any promise, agreement or understanding not set forth in this Agreement and the other Loan Documents.

      11.11. Amendments.

      This Agreement may be amended by the parties hereto only in writing and with the consent of all parties hereto.

      11.12. New Jersey Law Governs.

      This Agreement, the other Loan Documents and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New Jersey, excluding the laws applicable to conflicts or choice of law.

      11.13. Waiver of Jury Trial.

      BORROWER AND PURCHASER (BY ACCEPTANCE OF THE LOAN DOCUMENTS) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF PURCHASER RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. BORROWER CERTIFIES THAT NO REPRE-SENTATIVE, AGENT OR ATTORNEY OF PURCHASER HAS REPRE-SENTED, EXPRESSLY OR OTHERWISE THAT PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PURCHASER TO ACCEPT THE LOAN DOCUMENTS AND MAKE THE LOAN.

      11.14. Section Headings.

      The Section headings herein have been prepared for convenience only and are not a part of this Agreement and shall not be taken as an interpretation of any provision of this Agreement.

      11.15. Execution in Counterparts.

      This Agreement may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed by their duly authorized officers as of the date first above written and consider this to be a sealed document.


      ATTEST:                             IMMUNOMEDICS, INC.

      By:                                 By:
          --------------------------          --------------------------------
      Name:                               Name:
      Title:                              Title:


      ATTEST:                             NEW JERSEY ECONOMIC
                                          DEVELOPMENT AUTHORITY

      By:                                 By:
          --------------------------          --------------------------------
          Frank T. Mancini, Jr.               Caren S. Franzini
          Assistant Secretary                 Executive Director


      ATTEST:                             FLEET NATIONAL BANK, as Agent

      By:                                 By:
          --------------------------          --------------------------------
      Name:                               Name:
      Title:                              Title:


      ATTEST:                             FLEET NATIONAL BANK, as Purchaser

      By:                                 By:
          --------------------------          --------------------------------
      Name:                               Name:
      Title:                              Title:

                                    EXHIBIT A

                                   ASSIGNMENT

            The NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority") having its principal office at 36 West State Street, P.O. Box 990, Trenton, New Jersey 08625 does hereby sell, assign, transfer and set over to FLEET NATIONAL BANK (the "Agent" and the "Purchaser"), having its principal corporate trust office at 208 Harristown Road, Glen Rock, New Jersey 07458, as Agent under the Bond Financing Agreement dated May 27, 2003 by and among the Authority, IMMUNOMEDICS, INC. (the "Borrower"), the Purchaser and the Agent (the "Agreement"; terms used herein and not defined shall have the meaning given in the Agreement), (1) all the right, title and interest of the Authority in and to the Agreement, as well as all payments of principal, Redemption Price, if any, of and interest on the Authority's $1,000,000 Economic Development Bond (Immunomedics, Inc. Project) Series 2003 A (the "Series 2003 A Bond"), and its $5,376,000 Economic Development Bond (Immunomedics, Inc. Project) Series 2003 B (Federally Taxable) (together with the Series 2003 A Bond, the "Bonds") payable or which may become payable under the Agreement, the same to be held in trust and applied by the Agent as provided in said Agreement, and (2) all right, title and interest of the Authority in and to the other Loan Documents; and the Authority does hereby constitute and appoint the Agent, its true and lawful attorney for it as its assignee to collect and receive payment of any and all of said payments and to give good and sufficient receipts therefor, hereby ratifying and confirming all that said attorney may do in the premises. Said Agent may, but, except as otherwise provided in the Agreement, shall not be required to, institute any proceedings or take any action in its name or as assignee of the Authority to enforce the obligations of the Borrower thereunder.

            EXPRESSLY RESERVING to the Authority the concurrent right:

            (a) to receive notices under the Agreement;

            (b) to consent to any amendments, modifications or supplements to the Agreement;

            (c) to receive payments under and to enforce pursuant to Article VI of the Agreement - "EVENTS OF DEFAULT AND REMEDIES", as well as all provisions or covenants in the Agreement under the following sections:

                (1) Section 2.1(b)(1) regarding the important inducement to the Borrower;

                (2) Section 2.1(b)(2) regarding untrue statements;

                (3) Section 2.1(b)(3) regarding project users;

                (4) Section 2.1(b)(4) regarding the maintenance of existence of the Borrower and its ability to merge, sell or transfer;

                (5) Section 2.1(b)(5) regarding relocation of the Project;

                (6) Section 2.1(b)(6) regarding operating the Project as an authorized project;

                (7) Section 2.1(b)(7) regarding the submission of an annual certificate;

                (8) Section 2.1(b)(8) regarding preservation of the Project;

                (9) Section 2.1(b)(9) regarding the Authority's access to the Project;

                (10) Section 2.1(b)(10) regarding additional information;

                (11) Sections 6.1, 6.2 and 6.3 regarding Events of Default;

                (12) Sections 8.6 and 8.7 regarding indemnification;

                (13) Sections 8.8 and 8.9 regarding compliance with tax covenants and the calculation and remittance of rebate;

                (14) Section 8.14 regarding financial statements;

                (15) Section 8.17 regarding the filing of other documents;

                (16) Section 11.6 regarding the payment of the Authority's costs and expenses;

                (17) Section 7.1 regarding the maintenance of general liability insurance;

            (d) to receive indemnification and to be held harmless by the Borrower; and

            (e) to redeem or cancel the Bonds in accordance with the Agreement.

The Authority shall concurrently reserve such rights whether or not the Agent shall have exercised or shall have purported to exercise such rights and remedies, without limiting the obligation of the Agent to do so.

            IN WITNESS WHEREOF, THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY has caused this Assignment to be duly executed and attested by its duly authorized officers as of the date first above written.

      Attest:                             NEW JERSEY ECONOMIC
                                          DEVELOPMENT AUTHORITY

      By:                                 By:
          --------------------------          --------------------------------
          Frank T. Mancini, Jr.               Caren S. Franzini
          Assistant Secretary                 Executive Director

                                    EXHIBIT B

                                   REQUISITION

Fleet National Bank
208 Harristown Road
Glen Rock, NJ 07458

Ladies and Gentlemen:

            On behalf of Immunomedics, Inc. (the "Borrower"), I hereby make the following requisition from the funds representing the proceeds of the sale of the New Jersey Economic Development Authority (the "Authority") $6,376,000 Economic Development Bonds (Immunomedics, Inc. Project) Series 2003, dated the date of delivery and payment of the Bonds (the "Bond"), which funds are held by you in the Project Fund established under the Bond Financing Agreement dated May 27, 2003 (the "Agreement"; terms used herein and not defined shall have the meaning given in the Agreement) and are to be disbursed in accordance with the provisions of the Agreement:

            Payment to: See Schedule A attached hereto

            Amount: $

            Reason for Payment: Payment as set forth on Schedule A attached hereto

            I hereby certify:

            (a) that an obligation in the stated amount has been incurred in connection with the issuance of the Bonds or the costs of the Project (as defined in the Agreement);

            (b) that such obligation is a Project Cost, has not been the basis of any previous withdrawal from the Project Fund and is for a purpose permitted and specified in the Agreement; and

            (c) that such requisition contains no request for payment on account of any portion of such obligation which the Borrower is, as of the date of such requisition, entitled to retain under any retained percentage agreements.

            I hereby certify that insofar as the amount covered by the above requisition includes payments to be made for labor, services, materials, supplies and/or equipment in connection with the acquisition, renovation and installation of the Project, such labor and/or services were actually performed in a satisfactory manner and such material, supplies and/or equipment were actually used in or about the construction or delivered at the site for the Project (as defined in the Agreement) for that purpose and that any item of equipment with respect to which any payment is requested constitutes equipment to be used at the Project.

                                          IMMUNOMEDICS, INC.


                                          By:
                                             ---------------------------
                                               Name:
                                               Title:

      Dated:

      Approved by:

      FLEET NATIONAL BANK,
      as Purchaser


      By:
         ---------------------
      Name:
      Title:

                                   Schedule A

Name                        Address                    Amount
----                        -------                    ------

                                    EXHIBIT C

                          [FORM OF SERIES 2003 A BOND]

      THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE AGREEMENT AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE AGREEMENT FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                            ECONOMIC DEVELOPMENT BOND
                   (IMMUNOMEDICS, INC. PROJECT) SERIES 2003 A

NUMBER:                                               $1,000,000

                                          INTEREST
DATE                                      RATE
----                                      --------

May 27, 2003                              Variable (as described herein)

MATURITY DATE
-------------

June 1, 2008

REGISTERED OWNER:      FLEET NATIONAL BANK

PRINCIPAL AMOUNT:      ONE MILLION DOLLARS

      THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic, constituting an instrumentality of the State of

New Jersey duly organized and existing under the laws of the State of New Jersey and, in particular, the New Jersey Economic Development Authority Act, constituting N.J.S.A. 34:1B-1 et. seq., as may be amended and supplemented (the "Act"), FOR VALUE RECEIVED, hereby promises to pay, but only from the funds provided therefor as hereinafter set forth, to the registered owner specified hereinabove, or registered assigns, unless this Bond shall be redeemed and shall have been previously called for redemption and payment of the Redemption Price shall have been duly made or provided for, the principal sum specified above, together with interest on the unpaid principal at the interest rate per annum specified above. The principal and interest so payable and punctually paid or duly provided for, on any Debt Service Payment Date, as outlined in the attached Schedule, will, pursuant to the Agreement (as hereinafter defined) be paid to the registered owner hereof at the close of business on the dates set forth in the attached Schedule (whether or not such day is a business day). Payment on this bond shall be payable in immediately available funds or such other manner as shall be acceptable to the Holder on the Debt Service Payment Date. The principal of and interest on this bond shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

      This Bond is issued under and pursuant to the Constitution and Laws of the State of New Jersey, and under and pursuant to a resolution duly adopted by the Authority on April 8, 2003. This Bond is a special and limited obligation of the Authority payable solely from the Revenue derived from the Agreement (as hereinafter defined) and from the assets pledged thereunder. THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE AGREEMENT (AS HEREINAFTER DEFINED) AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE AGREEMENT (AS HEREINAFTER DEFINED) FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

      This Bond has been duly authorized as an economic development bond of the Authority in the principal amount of $1,000,000 and is known as "New Jersey Economic Development Authority, Economic Development Bond (Immunomedics, Inc. Project) Series 2003 A (the "Bond").

      This Bond is issued for the purpose of financing a project as more fully defined in the Agreement. Immunomedics, Inc. (the "Borrower") and the Authority and Fleet National Bank (the "Agent" and the "Purchaser") have entered into a Bond Financing Agreement dated May 27, 2003 (which agreement as it may from time to time be amended is hereinafter called the

"Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning given in the Agreement) pursuant to the terms of which the Authority has agreed to issue and sell this Bond and to lend the proceeds thereof to the Borrower, and in consideration thereof the Borrower has agreed to make payments to the Authority sufficient to pay the principal or Redemption Price (if any) of and interest on this Bond as the same become due and payable.

      This Bond is issued under and pursuant to the Agreement. An executed counterpart of the Agreement is on file at the principal office of the Agent. Reference is hereby made to the Agreement for the provisions, among others, with respect to the custody and application of the proceeds of this Bond, the collection and disposition of revenues, a description of the funds pledged to the payment of the principal and Redemption Price of and interest on this Bond, the nature and extent of the security, the rights, duties and obligations of the Authority and the Agent and the rights of the Holder of this Bond, and, by the acceptance of this Bond, the Holder hereof assents to all of the provisions of the Agreement.

      PRINCIPAL AND INTEREST

      (a) Principal of this Bond shall be payable by the Borrower in sixty (60) equal successive monthly principal installments commencing on July 1, 2003, the first fifty-nine (59) of which shall each be in the amount of SIXTEEN THOUSAND SIX HUNDRED SIXTY-SIX DOLLARS AND SIXTY-SIX CENTS ($16,666.66) and the 60th and final such principal installment shall be in the amount of the then remaining principal balance of the Series 2003 A Note together with all accrued and unpaid interest, each such payment payable until the entire principal balance and all accrued and unpaid interest shall have been paid in full.

      (b) Interest on the Bond shall accrue from the date of issuance of the Bond (the "Closing Date") to and including June 1, 2008 (the "Maturity Date"), and the Borrower shall pay such interest on the first day of each month in each year commencing July 1, 2003, in immediately available funds and in lawful money of the United States of America, at the interest rate set forth on Schedule A attached hereto and made a part hereof, which shall be adjusted from time to time in accordance with Section 4.2 of the Agreement.

      Any monthly installment of principal or interest or any portion thereof due on the Bond that is not received by the Holder within ten (10) days of the due date, shall bear interest at the rate of five percent (5%) of the amount of the payment then due (the "Late Payment Fee") until such time as such installment is received by the Holder, and such additional amount of interest due and owing pursuant to this subparagraph shall be paid to the Holder together with the installment of principal and interest past due on the Bond.

      REDEMPTION OF BOND

      This Bond is subject to redemption as described below:

            (a) Extraordinary Mandatory Redemption-Casualty and Condemnation Proceeds. This Bond is subject to mandatory redemption by the Authority prior to maturity, in whole at any time, or in part on any Debt Service Payment Date to the extent proceeds of insurance or condemnation awards are received with respect to the Project and are applied for this purpose pursuant to Section 7.2 of the Agreement at a Redemption Price equal to 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

            (b) Optional Redemption. This Bond is subject to optional redemption by the Authority, at the direction of the Borrower, upon at least three Business Day's notice, in whole or in part at any time at a redemption price equal to 100% of the principal amount to be redeemed, plus interest accrued to the redemption date; provided, however, that any such partial redemption shall be in an amount of $100,000 or an integral multiple of $100,000 in excess thereof, and provided further that no such redemption shall be made other than on a Debt Service Payment Date. Notwithstanding the foregoing, no such optional redemption shall occur unless there shall be available in the Debt Service Fund sufficient Available Money to pay all amounts due with respect to such a redemption.

            (c) Optional Redemption-Determination of Taxability. This Bond is subject to optional redemption at the option of the Holder in whole as soon as practicable but no later than sixty (60) days following a Determination of Taxability. Upon the occurrence of any such event, this Bond shall be redeemed by the Authority at a redemption price equal to 100% of the principal amount of this Bond plus accrued interest up to, but not including, the redemption date.

            (d) Mandatory Redemption - Loss in Collateral Value. The Bond is subject to mandatory redemption by the Authority, at the direction of the Agent, in part at any time when the aggregate amount of the Loan outstanding shall exceed the Loan Value of the Collateral, at a redemption price equal to the difference between the amount of the Loan outstanding and the then-current Loan Value of the Collateral; provided, however, that the Borrower shall receive at least two (2) Business Days' notice prior to any such redemption.

            (e) Selection of Bond to be Redeemed. Any redemption prior to maturity will be accompanied by payment of all accrued and unpaid interest due to the date of redemption on the principal amount of Bond redeemed and all other fees, expenses and other sums due and owing under the Loan Documents. Any partial redemption will be applied to installments of principal due on this Bond redeemed in an equal proportion, whether such redemption be voluntary or involuntary, whether by acceleration of the Loan or upon an event of default or otherwise.

      Notice of any redemption pursuant to the preceding paragraphs shall be given by the Agent by first class mail postage prepaid, to the Holder of this Bond at its address as it appears on the Bond Register, not less than fifteen
(15) nor more than thirty (30) days prior to the redemption date or in such other manner as shall be acceptable to the Holder. Failure to mail such notice or defects therein or in the mailing thereof shall not affect the validity of the redemption.

      If the Authority deposits with the Agent funds sufficient to pay the principal or Redemption Price of this Bond becoming due at maturity, by call for redemption, or otherwise, together with interest accrued to the due date, as provided in the Agreement, interest on such Bond will cease to accrue on the due date. Thereafter the Holder of such Bond will be restricted to the funds so deposited as provided in the Agreement.

      Event of Cancellation.
      ----------------------

      Pursuant to Section 6.2(d) of the Agreement, the occurrence of an Event of Default under the Agreement shall constitute an Event of Cancellation hereunder, and at any time thereafter during the continuance of such Event of Cancellation, the Authority may, by written notice to the Purchaser, duly endorse and deliver the Series 2003 A Note without recourse to the Purchaser and thereafter call and cancel this Bond. The Purchaser and any assignees and the Borrower hereby expressly agree that this Bond may be called and canceled by the Authority in the manner provided above, and upon the date specified in the notice from the Authority (the "Cancellation Date"), which shall be at least thirty (30) and no more than sixty (60) days after the giving of such notice, this Bond will be called and canceled, and the Purchaser may, at its option, declare the obligation evidenced by the Series 2003 A Note immediately due and payable. The Purchaser will deliver this Bond to the Authority for cancellation upon the Cancellation Date, but even if such delivery does not occur, this Bond will be considered canceled and of no further force or effect on the Cancellation Date upon delivery to the Purchaser of the Series 2003 A Note duly endorsed as described above.

      Upon the Cancellation Date, the Series 2003 A Note will evidence the indebtedness from the Borrower to the Purchaser and, in the event the Note is not accelerated by the Purchaser, as hereinabove provided, all of the terms of the Series 2003 A Note will control the obligations of the Borrower to the Purchaser, except that from and after the Cancellation Date the per annum interest rate will increase to the Default Rate. If this occurs, the monthly payment shall be modified to reflect the difference between the interest stated in the Bond and the Series 2003 A Note and the increased interest rate called for in this paragraph. This condition may be reflected in a separate agreement to be prepared by counsel for the Purchaser. The Authority will no longer be a party to the transaction and shall have no further rights with respect thereto (except its right to obtain outstanding fees and its right of indemnification, which shall survive) and shall be released of any and all debts, liabilities and obligations to any party under the Agreement, the Bond or any other Loan Document. The Authority and the Purchaser shall execute and deliver to each other such other documents and agreements as the other may reasonably request in order to evidence the cancellation of the Bond and the withdrawal of the Authority from the transaction.

      GENERAL PROVISIONS

      Pursuant to the Agreement, the Authority has, for the benefit of the Holder of this Bond, assigned to the Agent the Authority's right, title and interest under the Agreement, subject to the reservation of certain rights by the Authority under the Agreement, including, without limitation, the right to exercise remedies thereunder under certain circumstances.

      The Holder of this Bond shall have no right to enforce the provisions of the Agreement or to institute any action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Agreement.

      The Act provides that neither the members of the Authority nor any person executing bonds for the Authority shall be liable personally on said bond by reason of the issuance thereof.

      In certain events, on the conditions, in the manner and with the effect set forth in the Agreement, the principal of this Bond may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

      Modifications or alterations of the Agreement and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Agreement. Reference is made to the Agreement for a description of the security for this Bond and for a description of the limitations on transferring this Bond.

      This Bond shall be governed by and construed in accordance with the laws of the State of New Jersey.

      All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Agreement have happened, exist and have been performed as so required.

      IN WITNESS WHEREOF, the New Jersey Economic Development Authority has caused this Bond to be executed by the manual or facsimile signature of its Executive Director and its official seal or a facsimile thereof to be impressed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Assistant Secretary.

      [SEAL]

      ATTEST:                             NEW JERSEY ECONOMIC
                                          DEVELOPMENT AUTHORITY



      By:                                 By:
          --------------------------          --------------------------------
          Frank T. Mancini, Jr.               Caren S. Franzini
          Assistant Secretary                 Executive Director

                          CERTIFICATE OF AUTHENTICATION


            This Bond is the Bond described in the within-mentioned Bond Financing Agreement.


                                          FLEET NATIONAL BANK,
                                          as Agent


                                          By:
                                              --------------------------
                                              Authorized Officer

      Date of Authentication:
                               -----------------------

                                   SCHEDULE A

                               Bond Interest Rate
                               ------------------

                                    EXHIBIT D

                          [FORM OF SERIES 2003 B BOND]

      THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE AGREEMENT AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE AGREEMENT FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                            ECONOMIC DEVELOPMENT BOND
          (IMMUNOMEDICS, INC. PROJECT) SERIES 2003 (FEDERALLY TAXABLE)

NUMBER:                                               $5,376,000

                                          INTEREST
DATE                                      RATE
----                                      --------

May 27, 2003                              Variable (as described herein)

MATURITY DATE
-------------

June 1, 2008

REGISTERED OWNER:      FLEET NATIONAL BANK

PRINCIPAL AMOUNT:      FIVE MILLION THREE HUNDRED SEVENTY-SIX THOUSAND DOLLARS

      THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic, constituting an instrumentality of the State of New Jersey duly organized and existing under the laws of the State of New Jersey and, in particular, the New Jersey Economic Development Authority Act, constituting N.J.S.A. 34:1B-1 et. seq., as may be amended and supplemented (the "Act"), FOR VALUE RECEIVED, hereby promises to pay, but only from the funds provided therefor as hereinafter set forth, to the registered owner specified hereinabove, or registered assigns, unless this Bond shall be redeemed and shall have been previously called for redemption and payment of the Redemption Price shall have been duly made or provided for, the principal sum specified above, together with interest on the unpaid principal at the interest rate per annum specified above. The principal and interest so payable and punctually paid or duly provided for, on any Debt Service Payment Date, as outlined in the attached Schedule, will, pursuant to the Agreement (as hereinafter defined) be paid to the registered owner hereof at the close of business on the dates set forth in the attached Schedule (whether or not such day is a business day). Payment on this bond shall be payable in immediately available funds or such other manner as shall be acceptable to the Holder on the Debt Service Payment Date. The principal of and interest on this bond shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts.

      This Bond is issued under and pursuant to the Constitution and Laws of the State of New Jersey, and under and pursuant to a resolution duly adopted by the Authority on April 8, 2003. This Bond is a special and limited obligation of the Authority payable solely from the Revenue derived from the Agreement (as hereinafter defined) and from the assets pledged thereunder. THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE AGREEMENT (AS HEREINAFTER DEFINED) AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE AGREEMENT (AS HEREINAFTER DEFINED) FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

      This Bond has been duly authorized as an economic development bond of the Authority in the principal amount of $5,376,000 and is known as "New Jersey Economic Development Authority, Economic Development Bond (Immunomedics, Inc. Project) Series 2003 B (Federally Taxable) (the "Bond").

      This Bond is issued for the purpose of financing a project as more fully defined in the Agreement. Immunomedics, Inc. (the "Borrower") and the Authority and Fleet National Bank

(the "Agent" and the "Purchaser") have entered into a Bond Financing Agreement dated May 27, 2003 (which agreement as it may from time to time be amended is hereinafter called the "Agreement"; capitalized terms used herein and not otherwise defined shall have the meaning given in the Agreement) pursuant to the terms of which the Authority has agreed to issue and sell this Bond and to lend the proceeds thereof to the Borrower, and in consideration thereof the Borrower has agreed to make payments to the Authority sufficient to pay the principal or Redemption Price (if any) of and interest on this Bond as the same become due and payable.

      This Bond is issued under and pursuant to the Agreement. An executed counterpart of the Agreement is on file at the principal office of the Agent. Reference is hereby made to the Agreement for the provisions, among others, with respect to the custody and application of the proceeds of this Bond, the collection and disposition of revenues, a description of the funds pledged to the payment of the principal and Redemption Price of and interest on this Bond, the nature and extent of the security, the rights, duties and obligations of the Authority and the Agent and the rights of the Holder of this Bond, and, by the acceptance of this Bond, the Holder hereof assents to all of the provisions of the Agreement.

      PRINCIPAL AND INTEREST

      (a) Principal of this Bond shall be payable by the Borrower in sixty (60) equal successive monthly principal installments commencing on July 1, 2003, the first fifty-nine (59) of which shall each be in the amount of EIGHTY-NINE THOUSAND SIX HUNDRED DOLLARS ($89,600) and the 60th and final such principal installment shall be in the amount of the then remaining principal balance of the Series 2003 B Note together with all accrued and unpaid interest, each such payment payable until the entire principal balance and all accrued and unpaid interest shall have been paid in full.

      (b) Interest on the Bond shall accrue from the date of issuance of the Bond (the "Closing Date") to and including June 1, 2008 (the "Maturity Date"), and the Borrower shall pay such interest on the first day of each month in each year commencing July 1, 2003, in immediately available funds and in lawful money of the United States of America, at the interest rate set forth on Schedule A attached hereto and made a part hereof, which shall be adjusted from time to time in accordance with Section 4.2 of the Agreement.

      Any monthly installment of principal or interest or any portion thereof due on the Bond that is not received by the Holder within ten (10) days of the due date, shall bear interest at the rate of five percent (5%) of the amount of the payment then due (the "Late Payment Fee") until such time as such installment is received by the Holder, and such additional amount of interest due and owing pursuant to this subparagraph shall be paid to the Holder together with the installment of principal and interest past due on the Bond.

      REDEMPTION OF BOND

      This Bond is subject to redemption as described below:

            (a) Extraordinary Mandatory Redemption-Casualty and Condemnation Proceeds. This Bond is subject to mandatory redemption by the Authority prior to maturity, in whole at any time, or in part on any Debt Service Payment Date to the extent proceeds of insurance or condemnation awards are received with respect to the Project and are applied for this purpose pursuant to Section 7.2 of the Agreement at a Redemption Price equal to 100% of the principal amount to be redeemed, plus interest accrued to the redemption date.

            (b) Optional Redemption. This Bond is subject to optional redemption by the Authority, at the direction of the Borrower, upon at least three Business Day's notice, in whole or in part at any time at a redemption price equal to 100% of the principal amount to be redeemed, plus interest accrued to the redemption date; provided, however, that any such partial redemption shall be in an amount of $100,000 or an integral multiple of $100,000 in excess thereof, and provided further that no such redemption shall be made other than on a Debt Service Payment Date. Notwithstanding the foregoing, no such optional redemption shall occur unless there shall be available in the Debt Service Fund sufficient Available Money to pay all amounts due with respect to such a redemption.

            (c) Mandatory Redemption - Loss in Collateral Value. The Bond is subject to mandatory redemption by the Authority, at the direction of the Agent, in part at any time when the aggregate amount of the Loan outstanding shall exceed the Loan Value of the Collateral, at a redemption price equal to the difference between the amount of the Loan outstanding and the then-current Loan Value of the Collateral; provided, however, that the Borrower shall receive at least two (2) Business Days' notice prior to any such redemption.

            (d) Selection of Bond to be Redeemed. Any redemption prior to maturity will be accompanied by payment of all accrued and unpaid interest due to the date of redemption on the principal amount of Bond redeemed and all other fees, expenses and other sums due and owing under the Loan Documents. Any partial redemption will be applied to installments of principal due on this Bond redeemed in an equal proportion, whether such redemption be voluntary or involuntary, whether by acceleration of the Loan or upon an event of default or otherwise.

      Notice of any redemption pursuant to the preceding paragraphs shall be given by the Agent by first class mail postage prepaid, to the Holder of this Bond at its address as it appears on the Bond Register, not less than fifteen
(15) nor more than thirty (30) days prior to the redemption date or in such other manner as shall be acceptable to the Holder. Failure to mail such notice or defects therein or in the mailing thereof shall not affect the validity of the redemption.

      If the Authority deposits with the Agent funds sufficient to pay the principal or Redemption Price of this Bond becoming due at maturity, by call for redemption, or otherwise, together with interest accrued to the due date, as provided in the Agreement, interest on such Bond will cease to accrue on the due date. Thereafter the Holder of such Bond will be restricted to the funds so deposited as provided in the Agreement.

      Event of Cancellation.
      ----------------------

      Pursuant to Section 6.2(d) of the Agreement, the occurrence of an Event of Default under the Agreement shall constitute an Event of Cancellation hereunder, and at any time thereafter during the continuance of such Event of Cancellation, the Authority may, by written notice to the Purchaser, duly endorse and deliver the Series 2003 B Note without recourse to the Purchaser and thereafter call and cancel this Bond. The Purchaser and any assignees and the Borrower hereby expressly agree that this Bond may be called and canceled by the Authority in the manner provided above, and upon the date specified in the notice from the Authority (the "Cancellation Date"), which shall be at least thirty (30) and no more than sixty (60) days after the giving of such notice, this Bond will be called and canceled, and the Purchaser may, at its option, declare the obligation evidenced by the Series 2003 B Note immediately due and payable. The Purchaser will deliver this Bond to the Authority for cancellation upon the Cancellation Date, but even if such delivery does not occur, this Bond will be considered canceled and of no further force or effect on the Cancellation Date upon delivery to the Purchaser of the Series 2003 B Note duly endorsed as described above.

      Upon the Cancellation Date, the Series 2003 B Note will evidence the indebtedness from the Borrower to the Purchaser and, in the event the Series 2003 B Note is not accelerated by the Purchaser, as hereinabove provided, all of the terms of the Series 2003 B Note will control the obligations of the Borrower to the Purchaser, except that from and after the Cancellation Date the per annum interest rate will increase to the Default Rate. If this occurs, the monthly payment shall be modified to reflect the difference between the interest stated in the Bond and the Series 2003 B Note and the increased interest rate called for in this paragraph. This condition may be reflected in a separate agreement to be prepared by counsel for the Purchaser. The Authority will no longer be a party to the transaction and shall have no further rights with respect thereto (except its right to obtain outstanding fees and its right of indemnification, which shall survive) and shall be released of any and all debts, liabilities and obligations to any party under the Agreement, the Bond or any other Loan Document. The Authority and the Purchaser shall execute and deliver to each other such other documents and agreements as the other may reasonably request in order to evidence the cancellation of the Bond and the withdrawal of the Authority from the transaction.

      GENERAL PROVISIONS

      Pursuant to the Agreement, the Authority has, for the benefit of the Holder of this Bond, assigned to the Agent the Authority's right, title and interest under the Agreement, subject to the reservation of certain rights by the Authority under the Agreement, including, without limitation, the right to exercise remedies thereunder under certain circumstances.

      The Holder of this Bond shall have no right to enforce the provisions of the Agreement or to institute any action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Agreement, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Agreement.

      The Act provides that neither the members of the Authority nor any person executing bonds for the Authority shall be liable personally on said bond by reason of the issuance thereof.

      In certain events, on the conditions, in the manner and with the effect set forth in the Agreement, the principal of this Bond may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

      Modifications or alterations of the Agreement and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Agreement. Reference is made to the Agreement for a description of the security for this Bond and for a description of the limitations on transferring this Bond.

      This Bond shall be governed by and construed in accordance with the laws of the State of New Jersey.

      All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Agreement have happened, exist and have been performed as so required.

      IN WITNESS WHEREOF, the New Jersey Economic Development Authority has caused this Bond to be executed by the manual or facsimile signature of its Executive Director and its official seal or a facsimile thereof to be impressed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Assistant Secretary.

      [SEAL]

      ATTEST:                             NEW JERSEY ECONOMIC
                                          DEVELOPMENT AUTHORITY



      By:                                 By:
          --------------------------          --------------------------------
          Frank T. Mancini, Jr.               Caren S. Franzini
          Assistant Secretary                 Executive Director

                          CERTIFICATE OF AUTHENTICATION


            This Bond is the Bond described in the within-mentioned Bond Financing Agreement.


                                          FLEET NATIONAL BANK,
                                          as Agent


                                          By:
                                              --------------------------
                                              Authorized Officer

      Date of Authentication:
                               -----------------------

                                   SCHEDULE A

                               Bond Interest Rate
                               ------------------

                                    EXHIBIT E

                                  FORM OF NOTE

                               SERIES 2003 A NOTE



      No. 1                                                 $1,000,000


      FOR VALUE RECEIVED, Immunomedics, Inc. (the "Borrower"), hereby promises to pay to the New Jersey Economic Development Authority, Trenton, New Jersey (the "Authority") or its registered assigns (collectively, the "Registered Owner"), the principal sum as set forth above and to pay to the Registered Owner hereof interest thereon through June 1, 2008 (the "Maturity Date") in the manner set forth herein.

      Such amounts shall be paid on a date one (1) business day prior to each Debt Service Payment Date (as defined in the Agreement hereinafter defined) in amounts sufficient to provide for the payments of principal of, redemption premium, if any, and interest on the New Jersey Economic Development Authority Economic Development Bonds (Immunomedics, Inc. Project) Series 2003 A (the "Related Series 2003 Bond"). Interest shall be calculated at the rate set forth on Schedule A, attached to and made a part of the Related Series 2003 Bond. Such amounts shall be paid to Fleet National Bank or its successor, as Agent for the Related Series 2003 Bond (the "Agent"). Capitalized terms used in this Note shall have the meanings assigned to them in the Agreement (as hereinafter defined) unless the context clearly indicates otherwise.

      Principal or Redemption Price of, if any, of and interest on this Note are payable in any coin or currency of the United States of America which, at the respective times of payment, is legal tender for the payment of public and private debts.

      This Note is issued under and pursuant to the Bond Financing Agreement dated May 27, 2003 (the "Agreement") among the Borrower, the Authority, the Agent and Fleet National Bank as purchaser (the "Purchaser") and is entitled to the benefits and is subject to the restrictions therein set forth. Reference is made to the Agreement, the Related Series 2003 Bond and the other Financing Documents (copies of which are on file at the principal office of the Agent) for a statement of the terms and provisions under which this Note has been issued and of the manner in which payment of this Note is secured. If any Event of Default occurs, the principal of and interest on this Note may become payable at the time, in the manner, with the effect and subject to the conditions provided in the Agreement, the Related Series 2003 Bond and the other Financing Documents.

      The Note will be subject to redemption prior to maturity, at the times and at the redemption prices and to the extent that the Related Series 2003 Bond is subject to redemption as set forth in the Agreement.

      Any prepayment, either in whole or in part, shall be made upon notice thereof in the manner and upon the terms and conditions as provided for in the Related Series 2003 Bond and as set forth in the Agreement. If this Note shall have been duly called for prepayment and payment of the redemption price, together with interest accrued thereon to the date fixed for prepayment, shall have been made or provided for, as more fully set forth in the Related Series 2003 Bond and the Agreement, interest on this Note shall cease to accrue from the date fixed for prepayment, and from and after such date this Note shall be deemed not to be outstanding, and the Holder hereof shall have no rights in respect of this Note other than payment of the redemption price, together with accrued interest to the date fixed for prepayment.

      All payments made to the Registered Owner hereof shall be valid, and, to the extent of the sum or sums so paid, effective to satisfy and discharge the liability for moneys payable on this Note.

      This Note shall terminate immediately upon the repayment in full of all obligations evidenced by this Note.

      No covenant or agreement contained in this Note or the Agreement shall be deemed to be a covenant or agreement of any officer, agent or employee of the Borrower or the Agent in its individual capacity, and no incorporator, member, officer, director, or trustee of the Borrower shall be liable personally on this Note or be subject to any personal liability or accountability by reason of the issuance of this Note.



             [the rest of this page has intentionally been left blank]

      IN WITNESS WHEREOF, Immunomedics, Inc. has caused this Note to be executed in its name and on its behalf by the manual or facsimile signature of its [President] and its corporate seal to be hereunto affixed, either manually or by facsimile, and attested by the manual or facsimile signature of its Secretary/Treasurer all as of the date first above written.


[SEAL]

ATTEST:                                   IMMUNOMEDICS, INC.



By:                                       By:
    --------------------------------          --------------------------------
    Name:                                     Name:
    Title:                                    Title:

                                    EXHIBIT F

                                  FORM OF NOTE

                               SERIES 2003 B NOTE



      No. 1                                                 $5,376,000


      FOR VALUE RECEIVED, Immunomedics, Inc. (the "Borrower"), hereby promises to pay to the New Jersey Economic Development Authority, Trenton, New Jersey (the "Authority") or its registered assigns (collectively, the "Registered Owner"), the principal sum as set forth above and to pay to the Registered Owner hereof interest thereon through June 1, 2008 (the "Maturity Date") in the manner set forth herein.

      Such amounts shall be paid on a date one (1) business day prior to each Debt Service Payment Date (as defined in the Agreement hereinafter defined) in amounts sufficient to provide for the payments of principal of, redemption premium, if any, and interest on the New Jersey Economic Development Authority Economic Development Bonds (Immunomedics, Inc. Project) Series 2003 B (Federally Taxable) (the "Related Series 2003 Bond"). Interest shall be calculated at the rate set forth on Schedule A, attached to and made a part of the Related Series 2003 Bond. Such amounts shall be paid to Fleet National Bank or its successor, as Agent for the Related Series 2003 Bond (the "Agent"). Capitalized terms used in this Note shall have the meanings assigned to them in the Agreement (as hereinafter defined) unless the context clearly indicates otherwise.

      Principal or Redemption Price of, if any, of and interest on this Note are payable in any coin or currency of the United States of America which, at the respective times of payment, is legal tender for the payment of public and private debts.

      This Note is issued under and pursuant to the Bond Financing Agreement dated May 27, 2003 (the "Agreement") among the Borrower, the Authority, the Agent and Fleet National Bank as purchaser (the "Purchaser") and is entitled to the benefits and is subject to the restrictions therein set forth. Reference is made to the Agreement, the Related Series 2003 Bond and the other Financing Documents (copies of which are on file at the principal office of the Agent) for a statement of the terms and provisions under which this Note has been issued and of the manner in which payment of this Note is secured. If any Event of Default occurs, the principal of and interest on this Note may become payable at the time, in the manner, with the effect and subject to the conditions provided in the Agreement, the Related Series 2003 Bond and the other Financing Documents.

      The Note will be subject to redemption prior to maturity, at the times and at the redemption prices and to the extent that the Related Series 2003 Bond is subject to redemption as set forth in the Agreement.

      Any prepayment, either in whole or in part, shall be made upon notice thereof in the manner and upon the terms and conditions as provided for in the Related Series 2003 Bond and as set forth in the Agreement. If this Note shall have been duly called for prepayment and payment of the redemption price, together with interest accrued thereon to the date fixed for prepayment, shall have been made or provided for, as more fully set forth in the Related Series 2003 Bond and the Agreement, interest on this Note shall cease to accrue from the date fixed for prepayment, and from and after such date this Note shall be deemed not to be outstanding, and the Holder hereof shall have no rights in respect of this Note other than payment of the redemption price, together with accrued interest to the date fixed for prepayment.

      All payments made to the Registered Owner hereof shall be valid, and, to the extent of the sum or sums so paid, effective to satisfy and discharge the liability for moneys payable on this Note.

      This Note shall terminate immediately upon the repayment in full of all obligations evidenced by this Note.

      No covenant or agreement contained in this Note or the Agreement shall be deemed to be a covenant or agreement of any officer, agent or employee of the Borrower or the Agent in its individual capacity, and no incorporator, member, officer, director, or trustee of the Borrower shall be liable personally on this Note or be subject to any personal liability or accountability by reason of the issuance of this Note.



             [the rest of this page has intentionally been left blank]

      IN WITNESS WHEREOF, Immunomedics, Inc. has caused this Note to be executed in its name and on its behalf by the manual or facsimile signature of its [President] and its corporate seal to be hereunto affixed, either manually or by facsimile, and attested by the manual or facsimile signature of its Secretary/Treasurer all as of the date first above written.


[SEAL]

ATTEST:                                   IMMUNOMEDICS, INC.



By:                                       By:
    --------------------------------          --------------------------------
    Name:                                     Name:
    Title:                                    Title:

                                   SCHEDULE I

                            Environmental Exceptions

                                      None

                                   SCHEDULE II

                              Environmental Permits

                                      None